UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116 (Address of Principal Executive Offices) (Zip Code)

4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

COPIES TO: Nora M. Jordan, Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2010 – March 31, 2011

Item 1.	Reports to Stockholders.

Nomura Partners Funds

The World
from Asia

NOMURA

Semi-Annual Report

March 31, 2011 (Unaudited)

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

Global Alpha Equity Fund

International Growth Equity Fund

International Equity Fund

IMPORTANT INFORMATION

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of March 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Securities focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, some Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies.

The Tokyo Stock Exchange Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The MSCl lndia Index is an unmanaged free-float weighted equity index representing approximately 59 companies in India. The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that measures the equity market performance of developed markets. The MSCI World Value Index is a free-float weighted index based on a parent index (MSCI World Index) which includes large and mid stocks across 24 Developed Markets countries. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Growth Index is a subset of the MSCI EAFE Index with securities from Europe, Australasia (Australia and Asia), and the Far East. The MSCI EAFE Growth Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of securities most representing the growth style. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The MSCI Hong Kong Index identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that include China-affiliated corporations and H-Shares listed on the Hong Kong Exchange and B-Shares listed on the Shanghai and Shenzhen exchanges. The MSCI Taiwan Index is a free float-adjusted market capitalization index which represents Taiwanese companies that are available to investors worldwide. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds’ returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Funds’ performance. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. H Shares are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

The Fund recorded a return of 8.57% in terms of Net Asset Value (NAV) per share, for the six month review period ended March 31, 2011. Corresponding returns for the TOPIX (the “benchmark”) with gross dividends and for the MSCI Japan Index with gross dividends reinvested were 6.76% and 6.69% in U.S. dollar terms, respectively. Therefore, the Fund outperformed its benchmark by 1.81% and the MSCI Japan Index by 1.88% during the period.

Prior to the devastating Great East Japan Earthquake on March 11, the Japanese equity market had performed solidly, supported by expectations of a global economic recovery and robust corporate earnings forecasts. However, the earthquake contributed to a 21% drop in the benchmark from its recent peak in February. The Japanese yen (JPY) rapidly surged to an historical high of 81 yen/ U.S. dollar. Japan’s equity prices rallied somewhat as the extremely pessimistic view eased, but it failed to recover its pre-earthquake level.

The Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks. Considering this goal, Nomura Asset Management utilizes a “multi-manager” approach in managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a special committee. Through this blend of styles, Nomura Asset Management aims to capture the broader investment opportunities as well as ensure that the Fund is well diversified.

In terms of style allocation, we have not made any significant changes to the existing strategy. At the end of March, we allocated 45.1% of the equity portion to large cap growth stocks, 44.7% to large cap value, and 10.2% to the small cap blend strategy. At the end of this review period, the total equity portfolio consisted of 276 stocks. The five largest sector weightings are Electrical Appliances, Transportation Equipment, Chemicals, Wholesale Trade and Information and Communication. Within the top five sectors, the Fund has overweight exposures relative to the benchmark.

The Fund’s out-performance of 1.81 percentage points (181 basis points) against the benchmark for the period was the result of a positive contribution from stock selection results across the three investment styles, while the style allocation results were slightly negative. In terms of stock selection, Kawasaki Heavy Industries, Ltd. (Transportation Equipment) and Mitsubishi Electric Corporation (Electric Appliances) added value, while positions in Daikin Industries, Ltd. (Machinery) and Unicharm Corporation (Chemicals) detracted from the relative performance.

Market Outlook:

Just over one month has passed since the Great East Japan Earthquake, and the ensuing tsunami, which claimed the lives of more than 13,000 people. Given the enormous scale of the destruction, another 14,000 people remain unaccounted for and more than 150,000 people remain homeless.

We conducted a review of Japan’s economic forecasts. Major factors that we took into account included the expected slump in economic activity in the areas hardest hit by the disaster, and the ongoing power supply shortages affecting Tokyo and the surrounding areas caused by the shutdown of several thermal and nuclear power plants, not only the crippled Fukushima Daiichi nuclear plant. Finally, we also looked at the potential positive economic outcome of reconstruction demand.

1)	We estimate that the earthquake and tsunami have destroyed capital stock with a value of approximately 15 trillion yen (USD 180 billion, which is equal to about 25% of the capital stock of the three most affected prefectures, Iwate, Miyagi and Fukushima). This could push down the region’s gross domestic product (GDP) by 20%. Given that the prefectures account for 4% of Japan’s economy, losses in capital stock would bring down the national GDP by 0.8%.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	Sony Corp.	2.9%
2.	Honda Motor Co. Ltd.	2.7%
3.	Mitsui & Co. Ltd.	2.4%
4.	Mitsubishi Electric Corp.	2.4%
5.	Toyota Motor Corp.	2.3%
6.	Mitsubishi Corp.	2.2%
7.	NTT DoCoMo, Inc.	2.2%
8.	Nippon Telegraph and Telephone Corp.	2.1%
9.	Sumitomo Mitsui Financial Group, Inc.	2.0%
10.	Komatsu Ltd.	1.8%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	1

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	97.5%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2011
Industrials	25.8%
Consumer Discretionary	20.7%
Information Technology	12.4%
Materials	11.6%
Financials	10.8%
Consumer Staples	5.5%
Telecommunication Services	5.2%
Health Care	4.1%
Energy	1.1%
Utilities	0.3%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 19.

2)	Due to power shortages, rolling blackouts have been implemented intermittently since March 14 in Tokyo and eight surrounding prefectures, a region that accounts for 40% of national GDP. Tokyo Electric Power Co., Inc., operator of the stricken Fukushima nuclear plant, is unlikely to be able to secure sufficient power supplies to meet the peak summer demand, even if the power utility increases the operating ratio of its thermal power plants, resumes operations of idled thermal plants, and builds new gas turbine power generation facilities. Therefore, these areas could have to reduce power consumption by as much as 10% to 20% during the summer months. In addition, disruption to supply chains caused by component shortages after the earthquake caused damage to factories in northeastern Japan is disrupting the whole production process for many companies in the automobile and technology industries. Although companies are making an effort to resume output, the shortage of power may be another ongoing obstacle to resolving these supply chain problems.

3)	The Japanese government is compiling a supplementary budget of about 4 trillion yen (USD 48.1 billion) to pay for relief and reconstruction. The government may compile second and third rounds of extra budgets, and the ultimate scale of the supplementary budget could exceed 10 trillion yen (USD 120.3 billion), or about 2% of GDP, in total. When power supply delivery returns to normal, the stimulus programs should help to lift the economy.

The Japanese economy is expected to stagnate during the first half of 2011, before bouncing back as reconstruction demand rises in the second half of 2011 and beyond. We expect the Japanese economy to grow by 0.7% in fiscal 2011 through March 2012 and rise 3.1% in fiscal 2012, compared with the pre-disaster growth forecasts of 1.4% and 1.9% respectively.

Japanese stocks declined sharply after the earthquake. Although the market recovered somewhat, the current equity valuation is close to its historically low range relative to corporate net assets. We expect corporate earnings to deteriorate in the short term due to the collapse both in demand, as a result of the disaster, and in supply, due to power shortages and supply chain problems.

The government and Bank of Japan (BOJ) have enhanced the reflationary policy measures since the earthquake. Fiscal policy aimed at restoration is now under discussion. The BOJ increased the framework of the asset purchasing program, which it launched last October, from 35 trillion yen to 40 trillion yen (USD 421.0 billion to 481.2 billion). The government and BOJ will likely adopt further enhanced reflation measures over time.

The greater the uncertainty and fluidity of this post-disaster situation, the more the market could misprice the fundamental value of companies because of rapid and exaggerated swings in investor sentiment between optimism and pessimism. We expect to see a correction in the mispricing that has occurred due to an exaggeration of the negative effects of the earthquake. We believe the competitiveness and growth potential of Japanese companies will not suffer over the long term as a result of this disaster. Indeed, we believe the Japanese equity market has now become more attractive from a long-term investment perspective. In our judgment, there are many attractive stocks available in this market.

Finally, after this natural disaster, many people from all over the world including the U.S. have extended their best wishes and provided support to Japan. As Japanese citizens ourselves, the managers of your Fund would like to extend our sincere thanks for your encouragement and support.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any redemption fees. If reflected, returns would have been lower.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

For the six month review period ended March 31, 2011, the Fund returned 5.36% in terms of Net Asset Value per share against the MSCI AC Asia Pacific ex Japan Index (the “benchmark”) return of 9.69%, resulting in an underperformance of 4.33%. We estimate that most of the underperformance resulted from the negative asset allocation effect.

In terms of asset allocation, the overweight exposures to Indonesia and India detracted from the relative performance of the Fund, as concerns over inflation led investors to take profits on these markets.

Stock selection results were negative in China, as Dongfeng Motor fell in response to new regulations by the Beijing municipal government to limit the number of cars being registered. Meanwhile, stock selection in Korea was successful, as Hyundai Mobis performed strongly on the back of solid earnings momentum.

Pacific Basin Strategy

Asia Pacific markets ended a turbulent quarter on a high note, with many stock indices approaching their previous highs. This was an impressive performance given the plethora of negative influences such as the natural disaster that hit Japan in March and political upheavals in the Middle East. In our opinion, this demonstrated the underlying resilience of investor sentiment in the region.

Therefore, we remain positive about the regional market prospects. Earnings results have generally matched what were already lofty expectations. Valuations are inexpensive and investors are becoming more sanguine about the impact of slowly rising inflation on corporate margins and the level of interest rates. In addition, when foreign investors begin to realize that inflation may increasingly turn into a global rather than an emerging market problem, then capital inflows into the region are likely to resume.

The major risks are still external. A sharp spike in oil prices may have a serious negative impact on Asian economies. The beginning of the tightening cycle in Europe, which we predict could be as early as the second quarter of 2011, might not be fully factored into share prices yet. The third year of an economic recovery, although generally rewarding, is often more fraught with difficulties. Costs of labor and materials are indeed rising, and margins must therefore start to fall. As such, this should be a year to favor experienced and seasoned company management, and for investors focused on stock selection.

We believe that Asia Pacific equities are now in a bull market. Therefore, the Fund has an aggressive sector allocation strategy geared towards expanding economic activity. We uphold our secular bullish view of commodity prices and therefore have a significant overweight exposure to Australian resource companies.

Additionally, we have a substantial underweight exposure to Chinese stocks. Looking at this market objectively, it is fair to suggest that most Chinese companies give very little attention to the interests and returns of minority shareholders. They are managed primarily to maximize the

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	BHP Billiton Ltd.	7.0%
2.	Rio Tinto Ltd.	5.9%
3.	Samsung Electronics Co. Ltd.	4.1%
4.	Hyundai Mobis	3.8%
5.	Dongfeng Motor Group Co. Ltd. — H Shares	3.7%
6.	Samsung Engineering Co. Ltd.	3.5%
7.	MacArthur Coal Ltd.	2.9%
8.	BOC Hong Kong Holdings Ltd.	2.8%
9.	The Link	2.7%
10.	Infosys Technologies Ltd., ADR	2.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	95.3%
Cash Equivalents	5.6%

Sector Diversification
March 31, 2011
Materials	22.7%
Industrials	18.7%
Financials	17.4%
Information Technology	15.3%
Consumer Discretionary	13.1%
Consumer Staples	3.5%
Utilities	2.2%
Energy	1.9%
Health Care	0.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 25.

long-term potential for wider national economic growth purposes, and the rationale of a Hong Kong listing is to provide low cost funding to fulfill this objective.

However, we are bullish on China’s long-term growth prospects, and now believe that valuations of many such Chinese companies have reached appealing levels. However, we still prefer to gain exposure to the Chinese growth story through Australian resource companies that sell to China, Taiwanese Technology sector stocks that manufacture there, and Hong Kong property stocks that are finding growth opportunities in the Mainland.

Our recent research trip to Korea reinforced our positive stance towards this market. Companies there have been aggressively pursuing market share and branding and, at the same time, consolidating to become more cost efficient. In the short term many industries will also benefit from supply disruptions in Japan. Of more significance has been the gradual erosion of the Korean discount applied due to poor corporate governance. This received a boost recently when Korea’s largest pension fund said it would adopt environmental, social, and corporate governance principles in its domestic equity decision-making.

We have kept the large overweight exposure to the small ASEAN (Association of Southeast Asian Nations) markets such as the Philippines, Indonesia, and Thailand. This hurt the performance late last year, and in early 2011, but we are confident of our investment thesis. These countries generally have large and young populations where incomes are rising strongly. As such, the Consumer, Property, and Banking sectors look very attractive. They also have a growing, risk-taking investor class that is increasingly purchasing domestic equities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – India Fund (the “Fund”)

The market recorded a new all-time high in local currency terms in November 2010 (as measured by the BSE Sensex Index) surpassing the previous high of January 2008. However, it subsequently corrected with rising inflationary pressures in India and other regional markets impacting investor sentiment for Asian markets and investor flows switching to developed markets. In India, foreign institutional investors flows were positive to the extent of approximately USD 10 billion over the fourth quarter of 2010, which reversed over the first two months of calendar year 2011. In this context the Indian equity markets corrected up to early February 2011 before finding valuation support and recovering sharply in the second half of March. However, over the six month period ended March 31, 2011, the market returned -3.01% as represented by the MSCI India Index (the “benchmark”) with net dividends reinvested in U.S. dollar terms. Against this backdrop, the Fund delivered a performance of -2.69% over the same period, outperforming the benchmark (measured in terms of the base currency, USD, and after fees) by 32 basis points (0.32%).

On the macro front, gross domestic product (GDP) growth for quarter ended December 2010 was recorded at 8.2% year-over-year (yoy), with the full year GDP growth for fiscal year (FY) 2011 estimated at 8.6% by the Central Statistics Office. Inflation has remained above the 8% level right through this period with a reading of 8.3% yoy in February (8.2% in January); the reading for December 2010 was also revised upwards to 9.4% yoy from 8.4% yoy. The Reserve Bank of India (RBI) hiked the repo rate and the reverse repo rate by 25 basis points each during the preceding six months. Strong export growth of 40% yoy in the quarter ended December 31, 2010 led the decline in Current Account Deficit (CAD) to USD 9.7 billion (from USD 16.8 billion in September 2010). The RBI expects the CAD to come in at 2.5% for FY2011, lower than earlier expected.

Over the fourth quarter of 2010, the Financials sector was among the worst performers, reversing the sharp gains in September. Banks announced deposit rate hikes aimed at narrowing the large gap between the credit and deposit growth rates. Investors preferred the IT Services sector with its greater certainty of earnings growth. Our large overweight to IT Services added value. These gains were, however, neutralized by our underweight stance in Materials and stock selection in Financials, where exposure to Real Estate stocks hurt performance.

In the first quarter of 2011, IT Services stocks benefited from the economic recovery in the U.S. which should help sustain strong demand for outsourcing. On the other hand, the overweight to Industrials detracted value amid a delay in infrastructure project awards and clearances by the government, though activity has shown some signs of picking up in March.

There have been some shifts to the Fund strategy over the last two quarters. The Fund went further underweight in the rate-sensitive segments via public sector banks, Real Estate stocks, Autos and Utilities. We correspondingly added to stocks in Industrials after the correction in the March quarter and with the government approving some infrastructure projects that were stuck for environmental reasons and indicating the award of road projects in the near future. We also added a Healthcare stock where earnings growth visibility remains high on the back of patent expiries in the developed markets.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	Infosys Technologies Ltd.	12.9%
2.	Tata Consultancy Services Ltd.	9.6%
3.	Reliance Industries Ltd.	8.5%
4.	HDFC Bank Ltd.	7.7%
5.	Tata Motors Ltd.	6.3%
6.	ITC Ltd.	4.7%
7.	Larsen & Toubro Ltd.	4.5%
8.	ICICI Bank Ltd.	4.5%
9.	Bajaj Auto Ltd.	3.9%
10.	Dr. Reddy’s Laboratories Ltd.	2.8%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – India Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	89.8%
Corporate Bond	0.1%
Cash Equivalents	5.0%

Sector Diversification
March 31, 2011
Information Technology	22.5%
Industrials	18.6%
Financials	16.6%
Energy	10.2%
Consumer Staples	6.7%
Consumer Discretionary	6.3%
Materials	6.1%
Health Care	2.9%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 28.

Overall, we remain positioned with an overweight to the domestic demand-oriented sectors such as Consumer Staples, Discretionary and Industrials. Besides, we also retain an overweight to the IT Services sector where the demand for outsourcing remains resilient. Our largest underweight positions include Financials (on rising interest rates compressing margins) and Materials (on regulatory policy unpredictability and volatility in commodity prices). Liquidity has shown some signs of improving in March, with bank commercial paper rates coming down and Financial stocks having rallied in response. However, we are not tempted to increase exposure, as we think inflationary pressures remain high, interest rates have more room to rise and bank results are likely to indicate margin compression.

Market Outlook:

Inflationary pressures have persisted higher than earlier anticipated, especially with the recent rise in commodity prices. As a consequence, while the RBI may be past the halfway stage in its monetary tightening cycle, analysts expect some more rate hikes over the year. The economic growth forecasts for fiscal year 2012 have also been moderated closer to 8% levels by analysts (though the annual Economic Survey of the Ministry of Finance estimates it at 9% with an error band of 25 basis points). Even so, these forecasted levels are among the highest growth rates in the emerging markets universe. A relatively newer dynamic at play in the economy is the resurgence of the rural economy. Higher food inflation, directed government fiscal stimulus and the wealth effect from more valuable land and gold holdings have bolstered rural consumption in the last few years, supporting overall economic growth.

In this environment, we anticipate corporate earnings may grow for the next fiscal year. Markets have appreciated sharply post their February lows with the political environment in terms of government policy measures improving at the margin, signs of easing domestic liquidity and investors buying into attractively valued stocks. Much of the buying has been directed at the large caps with the mid-caps continuing to languish. The large caps continue to trade at more expensive valuations offering a higher growth visibility, while there is some value starting to emerge incrementally in the mid-caps.

We have a positive outlook on the medium-term prospects of the Indian equity markets. Domestically, the progress of the monsoon recovery and further steps on reform/infrastructure awards by the government will be important variables to monitor. Nevertheless, we remain cognizant of the fact that market movements in the shorter term will remain influenced by global events, risk aversion trends and resultantly, investor flows. External developments such as in the Middle East, European sovereign crises, quantitative easing and economic trends in developed economies, oil prices, etc., could induce greater market volatility in the periods ahead.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Greater China Fund (the “Fund”)

The Fund’s performance during the six months ended March 31, 2011 was up 10.16% on a Net Asset Value (NAV) basis while the return of the MSCI Golden Dragon Index (the “benchmark) was up 6.25%. The Fund has outperformed the benchmark (measured in terms of the base currency, USD, and after fees) by 3.91%.

Greater China equity markets have been in a volatile state during the semi-annual review period. Equities markets in the region in the fourth quarter of 2010 rose on a strong note despite fears about the effects of policy tightening in China and the deepening sovereign credit woes in the European Union. However, the markets fell back again from the middle of January 2011 as they came to terms with regional inflationary pressure, unrest in the Middle East and North Africa, and the natural disaster in Japan. Notwithstanding these negative factors, the China, Hong Kong and Taiwan markets rebounded strongly in late March 2011. The China market slightly lagged behind the region in the review period, as inflation worries outweighed the improving Chinese Purchasing Managers Index (PMI). In fact, additional tightening policies are in place and there are further moves such as increasing interest rates as well as required reserved ratios for banks in China. In Hong Kong, retail sales have been trending upwards and employment numbers have been improving. In Taiwan, shares in the Financial sector rose as Taiwan banks are setting up more branches in major Chinese cities to capture the growth. During the semi-annual review period, the MSCI China Index rose by 3.81%, MSCI Hong Kong Index increased by 4.57%, and MSCI Taiwan Index rose by 5.78% in local currency terms. The appreciation of the Taiwan dollar is also supporting a return to the market.

We maintained our equity ratio at around 98.8% of the Fund’s net assets at the end of the review period. At the end of March, our equity portfolio consisted of 85 holdings. In terms of regional allocation, the Fund reduced the underweight position in China and reduced the position in Taiwan from overweight to underweight. The Fund continued to maintain a slight underweight position in the China market.

Market Outlook:

Hong Kong’s unemployment rate stabilized at around 4% during the October to December period and further decreased to 3.6% in February, the lowest rate in 28 months. Following the strong September export growth of 24.1% year-over-year (yoy), October dropped to 13.9% but then accelerated with 27.6% yoy growth in January. Imports followed the same trend with the highest yoy growth recorded in February, up 25.2% yoy. As for inflation indicators, the Consumer Price Index (CPI) rose to 3.6% yoy in January from 3.1% yoy in December before stabilizing at 3.7% yoy in February. Retail sales continued to remain robust, with retail value up by 28.1% yoy in January, helped by a rebound in visitor arrivals, especially from Mainland China. The acceleration of economic growth in China, the recovery of the global economy and abundant available liquidity are all positive drivers for the continuous growth of Hong Kong.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	China Construction Bank Corp. — H Shares	4.9%
2.	CNOOC Ltd.	4.1%
3.	HTC Corp.	3.9%
4.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
5.	Industrial & Commercial Bank of China Ltd. — H Shares	3.2%
6.	Cheung Kong Holdings Ltd.	3.1%
7.	Radiant Opto-Electronics Corp.	2.7%
8.	Formosa Plastics Corp.	2.6%
9.	Agricultural Bank of China Ltd. — H Shares	2.4%
10.	China Mobile Ltd.	2.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Greater China Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	98.8%
Cash Equivalents	0.9%

Sector Diversification
March 31, 2011
Financials	33.0%
Information Technology	20.4%
Materials	10.5%
Energy	10.0%
Consumer Discretionary	9.3%
Industrials	8.4%
Telecommunication Services	3.8%
Utilities	2.9%
Health Care	0.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 30.

China’s PMI climbed to 55.2 in November, then dropped to 52.9 in January and slid to 52.2 in February before rebounding to 53.4 in March. January reported the highest export and import growth, up 37.7% and 51% yoy, respectively. The trade results over the past few months have been extremely volatile. Following a significant upside surprise for January and a downside surprise for February, the results were strong again for March, with exports and imports rising by 35.8% yoy and 27.3% yoy, respectively. CPI growth remained high during the period. It accelerated to 4.4% in October from 3.6% in September and further advanced to 5.1% in November. January and February CPI stayed high at 4.9% yoy and reached 5.4% yoy growth in March. The February Producer Price Index growth rate was 7.2% yoy on surging oil and commodity prices. Money supply growth in February dipped to 15.7% from January’s 17.2% yoy due to the slower-than-expected new loan creation in February and a required reserve ratio hike that have reduced the growth of derived deposits and the monetary multiplier, respectively. In view of the continued uncertainty in China’s tightening stance, we retain our slight underweight position in China.

Gross domestic product data revealed that the Taiwanese economy expanded by a respectable 6.92% in the fourth quarter of 2010, boosted by strong exports and private investment. Exports and imports all grew at double digit rates throughout the period, while the unemployment rate dropped to below 5% and the CPI remained low at below 2% during the same period. The Taiwan market appeared solid and investment opportunities were boosted by the continuous improvement in the relationship with the Chinese government. Looking further, the run-up to the 2012 Presidential election may also be positive for the stock market, as pro-growth policies are likely to be implemented to attract voters. We have a slight overweight position in Hong Kong, with a slight underweight position in China and Taiwan. We will continue to emphasize bottom up stock selection.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

For the six month period ended March 31, 2011, the Fund’ Net Asset Value (NAV) per share rose 10.40%. Meanwhile, the return of the MSCI World Index with dividends reinvested (the “benchmark”) and that of the MSCI World Value Index with dividends reinvested were 14.18% and 14.13%, respectively. The strongest regions were North America and the Pacific Basin excluding Japan region (PBxJ). North America and PBxJ markets rose 13.1% and 8.2%, respectively, for the period. Meanwhile, the devastating earthquake drove Japan down sharply by 9.1% in March, resulting in a 4.5% gain during the review period. (All performance figures are based on MSCI Total Return Net indices in U.S. dollars.)

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average dividend paying stocks. The Fund’s investment objectives are 1) to provide shareholders with current income, and 2) secondarily to strive for capital growth. Taking into account those investment objectives, we maintained the equity ratio ranging between 97% and 99% of the Fund NAV during the review period. At the end of March, our equity portfolio consisted of 129 holdings.

The Fund maintained its overweight position in sectors such as Consumer Staples, Utilities and Telecommunications. However, the sector allocation strategy contributed negatively as our overweight to Pharmaceuticals, Telecommunications and Utilities detracted from performance. Additionally, the Fund’s underweight to Diversified Financials, Capital Goods and Services, Information Technology, and Automobiles and Automobile Components sectors worked against us as those sectors continued their rally attempts on the back of earnings recovery prospects.

Among the strongest individual stock contributors were Royal Dutch Shell B (UK / Energy), OPAP (Greece / Consumer Discretionary), BHP Billiton (Australia / Materials), Chevron (US / Energy), and Gazprom ADR (Russia / Energy). Those stocks performed well on the back of higher energy prices and current undervaluation. The main negative contributors included Merck (US / Healthcare), Glaxosmithkline (UK / Healthcare), China Mobile (China / Telecommunications), and Oracle Japan (Japan / Information Technology).

Market Outlook:

The improvement in the U.S. job market appears to be the cornerstone of fundamentals that are underpinning not only the equity markets in the U.S., but the rest of the world. It looks as though strong corporate earnings are finally filtering through to the job market, lifting capital investments at the same time.

Market participants are now concerned with several factors. These include Japan’s plight, the waning fiscal stimulus effect and tighter monetary policy in many parts of the world, Euro-zone peripheral economies, and U.S. housing prices. At the very least, these worries are not consistent with higher prices of oil and other commodities that are currently overshadowing the financial markets. Regardless of demand from the developing world, worries about potentially weaker economic activity in the developed world

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	BP PLC	2.7%
2.	Total S.A.	2.3%
3.	Chevron Corp.	2.3%
4.	Merck & Co., Inc.	2.3%
5.	Altria Group, Inc.	2.2%
6.	Exxon Mobil Corp.	2.2%
7.	BHP Billiton Ltd.	2.1%
8.	HSBC Holdings PLC	2.0%
9.	Procter & Gamble Co.	2.0%
10.	GlaxoSmithKline PLC	1.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 33. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	98.9%
Cash Equivalents	0.6%

Sector Diversification
March 31, 2011
Consumer Staples	14.9%
Financials	14.6%
Health Care	14.0%
Energy	11.9%
Telecommunication Services	8.9%
Utilities	8.1%
Information Technology	7.7%
Industrials	7.4%
Materials	6.6%
Consumer Discretionary	4.8%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 33.

should eventually bring down commodity prices, which in turn should feed into re-energizing economic activity. In addition, commodity demand from developing countries is not likely to be indefinite given these central banks’ willingness to tighten monetary policy.

Of the factors that can pose a threat to the equity markets, the situation surrounding the end of quantitative easing (QE2) later this year appears to be materially better. The risks that were associated with the end of the initial QE in the spring of 2010 have eased. Although QE2 is most likely to expire at the end of June, this does not mean the immediate wholesale end of an accommodative monetary policy. Also, the U.S. job market is likely to make continued moderate progress, without causing much overheating, which should support the global equity market for the foreseeable future.

Our overall portfolio strategy for 2011 remains largely unchanged. The Fund’s basic investment philosophy is to seek to invest in attractively valued stocks that, from a dividend yield perspective, have a solid dividend payment track record and prospects for dividend growth in to the foreseeable future. Accordingly, we consider trimming our exposure to stocks that have relatively weak prospects for their dividends growth. The Fund fully deploys the bottom-up research capabilities of Nomura Asset Management to find undervalued quality stocks that should reflect their true values in the long run.

As for regional allocation that we identify as a consequence of individual stock selection, we continue to take overweight positions in Europe and in Asia ex Japan. Despite continuing sovereign debt concerns, we continue to find European large cap multinationals attractively valued with strong earnings growth prospects in emerging economies. In order to fund those regions’ overweight positions, we are underweight in North America and in Japan for the time being.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	Samsung Electronics Co. Ltd., GDR, 144A	5.2%
2.	CNOOC Ltd.	3.9%
3.	Vale S.A. — A Shares	3.7%
4.	Petroleo Brasileiro S.A.	3.4%
5.	Samsung Engineering Co. Ltd.	3.2%
6.	Cia Hering	2.9%
7.	Industrial Bank of Korea	2.7%
8.	Itau Unibanco Holding S.A., ADR	2.4%
9.	Axiata Group Bhd	2.4%
10.	Banco do Brasil S.A.	2.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 38. A quarterly Fund Summary and Portfolio Holdings are available upon request.

For the six month review period ended March 31, 2011, the Fund returned 8.30% in terms of Net Asset Value per share, while the MSCI Emerging Markets Index (the “benchmark”) returned 9.53%. Therefore, the Fund underperformed its benchmark over the review period by 1.23%.

Detractors from performance included Indian financials such as Infrastructure Development Finance and Axis Bank. A liquidity squeeze in the system manifested itself just as a scandal emerged around LIC Housing. Although neither of these issues had significant operational impact on the Fund’s holdings, the stocks suffered from a bout of profit-taking. Other detractors from the Financials sector included Turkish banks Garanti and Is Bank, which suffered from being well owned during a period of weakness for both the local equity market and the currency. This was despite a positive development when BBVA of Spain agreed to buy General Electric’s stake in Garanti, ending the period of uncertainty over the ownership of the bank.

Brazil’s Hypermarcas S.A. also performed relatively poorly. The company, which has adopted an acquisition-led strategy, made an expensive purchase of a pharmaceutical firm during the period. Although this may add strategic value in the long term, investors were skeptical about the price paid. Aspen, a highly successful South African generic-drugs manufacturer, was another prominent detractor. The holding suffered share-price weakness as investors questioned the attractiveness of its acquisition of Sigma, an Australia-based drugs manufacturer. Elsewhere, PDG Realty was hurt by fears that policy-tightening in Brazil could lead to reduced demand for housing.

One of the best-performing holdings was Samsung Engineering, which delivered impressive new orders from the Middle East and Asia. In addition, the company’s first contract win in the U.S. opened up a new avenue of growth. An unseasonably strong final quarter of 2010 for the Technology sector helped its sister company, Samsung Electronics. Another top contributor to the Fund’s performance was Macau casino operator SJM. This came as the advent of new rail infrastructure is set to shorten travel times from central China to Macau’s border from twelve hours to four. The recovery of the Fund’s Consumer-Discretionary holdings in March, following a couple of months of weakness, was sufficient to propel Brazilian fashion retailer CIA Hering into the list of top contributors for the six months under review. Good performers from the Energy sector were China’s CNOOC, which was buoyed by a strong oil price and its success in meeting its production targets, as well as by positive earnings revisions, and Thai Oil, which was helped by legislative change on tax subsidies.

The tragic events in Japan weighed on the share prices of many companies in emerging markets. The key areas of focus were supply-chain disruption in the Manufacturing sector and the need for gas to replace the energy shortfall resulting from Japan’s nuclear shutdown. The holding in Wistron NeWeb, a Technology-Manufacturing company, declined in response to fears of disruption to supplies in the speciality chemicals used in its manufacturing processes. But the holding in Gazprom, the world’s leading

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	96.6%
Cash Equivalents	2.8%

Sector Diversification
March 31, 2011
Financials	26.8%
Information Technology	14.4%
Materials	13.4%
Energy	12.5%
Consumer Discretionary	9.9%
Telecommunication Services	7.5%
Health Care	3.5%
Industrials	3.2%
Consumer Staples	2.9%
Utilities	2.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 38.

gas supplier, continued to benefit from higher gas prices as markets reacted to the increased needs of Japan and the possibility of supply disruption in the Middle East.

Outlook

We continue to focus on beneficiaries of the booming domestic consumption within the developing world, with our largest aggregate overweight in the Consumer Discretionary sector. We also favor strong companies in the Financials, Telecommunications and Healthcare sectors. Above all, our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for the asset class remains entirely intact and the opportunity set remains vast.

As demand and prices react to contrasting economic conditions in different parts of the world, our portfolio holdings will face a number of challenges over the course of 2011. Inflation and interest rates will be the main things to watch. We will also be monitoring capital controls carefully, as emerging-world policymakers struggle to keep both their currencies and inflation down against a global backdrop of cheap money and high liquidity. Generally, we expect the regime of gradual tightening to be sustained throughout the year and perhaps intensified. With Europe tightening its belt, the developing world must be prepared for the fallout. But overall, we are confident that emerging markets, with their strong reserves, robust balance sheets and low levels of indebtedness, are well placed to withstand these challenges.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Alpha Equity Fund (the “Fund”)

In an event-filled six months, the MSCI World Index (the “benchmark”) rose by 14.18% in U.S. dollar terms with net dividends reinvested. During this period ending March 31, 2011, the tightening policies of the developing world stood at odds with the U.S., which launched a second round of quantitative easing (QE2) in early November and extended the Bush tax cuts in December. This improved sentiment in the markets and created the environment for the successful launch of General Motors’ U.S. $23 billion initial public offering — one of the largest of the year. Macroeconomic data generally indicated an improving outlook for growth, with the notable exception of U.S. housing.

The first three months of 2011 were dominated by a series of momentous events. The most obvious equity-market impact was in Japan, following the tragic events of the earthquake, tsunami, and nuclear problems. The historic uprisings across North Africa and the Middle East increased investors’ concerns around the security of oil supplies and contributed to a 25% increase in the oil price. This, combined with price rises across a range of both hard and soft commodities, has kept inflationary concerns at the forefront of policymakers’ minds.

Over the review period, the Fund returned 13.38%, underperforming its benchmark by 0.80%. The shortfall was largely attributable to stock selection in Financials and, to a lesser extent, Materials. In Financials, Sun Hung Kai Properties in Hong Kong and later PDG Realty in Brazil weakened in response to policy measures aimed at tackling nascent inflation. Bank of America also fell, as it faced new liabilities from the credit-guarantee industry over deficient documentation backing securitized mortgages. In Materials, despite the gold price ending the quarter near record highs, Newmont Mining was also notably weak. The company’s costs have evidently ramped up; given this, margins, which are still very healthy, were behind analysts’ estimates. Other key detractors included Suzuki Motor, which fell sharply following the earthquake, and healthcare stocks Abbott Laboratories and Teva Pharmaceuticals.

The most notable positive contribution to performance came from LVMH’s bid for European luxury-goods producer Bulgari. Our original investment case saw the company drive profit margins toward the average of its peers as it developed its sales potential. Clearly this can happen faster within the larger distribution machine that is LVMH.

Other positives came from the Fund’s Energy and Industrial holdings, driven by higher oil prices and the market’s realization that we are embarking on a multi-year capital-expenditure cycle along the whole energy supply chain — from exploration through to refining and petrochemicals. The Fund’s exposure to exploration and production names such as Anadarko, Apache and Concho was positive; on the infrastructure side, Weatherford and Foster Wheeler worked well.

Spirit Aerosystems also made a strong contribution, led by the announcement of a renegotiated pricing structure with key customer Boeing. This was a central tenet of our investment case and one we explored further with management during a recent conference call. We

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	Foster Wheeler AG	3.5%
2.	Apache Corp.	3.1%
3.	Gazprom OAO, ADR	3.1%
4.	JPMorgan Chase & Co.	3.1%
5.	Credit Suisse Group AG	3.0%
6.	Spirit AeroSystems Holdings, Inc. — Class A	2.9%
7.	Gemalto NV	2.8%
8.	HCA Holdings, Inc.	2.8%
9.	Cairn Energy PLC	2.8%
10.	Google, Inc. — Class A	2.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 41. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Alpha Equity Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	97.0%
Cash Equivalents	3.2%

Sector Diversification
March 31, 2011
Financials	20.3%
Energy	17.6%
Industrials	13.9%
Information Technology	12.0%
Materials	9.3%
Consumer Discretionary	8.2%
Consumer Staples	6.6%
Health Care	6.6%
Telecommunication Services	2.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 41.

believe that the market is now starting to appreciate the changing cash flow dynamic within the business and the valuation impact that this will have.

Outlook and strategy

There are already several obstacles for global economies and markets in the period ahead. Before the first quarter had ended, the European Central Bank was indicating that inflationary pressures were too great to ignore. Despite the challenges in Portugal and Ireland, a rise in rates soon followed the end of the first quarter.

In the U.S., QE2 is about to expire, and a QE3 looks unlikely. The continuing tensions in the Middle East and North Africa will have a number of consequences, not least of which is the underpinning of energy prices. The Japanese disaster will also have a significant impact in the second quarter, with a resolution of the nuclear crisis critical to any progress in the authorities’ reflation plan. As concerns grow over these issues, it seems quite possible that there will be a growth scare in the second quarter. In emerging markets, however, the growth and value trade-off has selectively improved after six months of relative underperformance. Increasingly, these markets look to be a long way through the tightening cycle.

In the equity markets, uncertainty persists over the Financial sector, given mixed news-flow and a changing regulatory environment. Meanwhile, consumer-related companies are vulnerable to the austerity measures in Europe and in-cost inflation. Companies in the Industrial and Technology sectors face disruptions to the supply chain caused by the Japanese earthquake, which will affect components for a broad range of products from autos to mobile phones. Given all this, we believe the news-flow led volatility that has characterized the year to date is likely to continue in the second quarter.

We continue to favor companies with robust earnings driven by structural or secular growth opportunities. Our reduction in emerging-market exposure in the fourth quarter proved well timed and gives us room to respond to the attractive valuations that are now appearing in certain areas. In Japan, our underweight stance feels appropriate in the current environment, but as the consequences of the catastrophe become apparent at company level, we expect to make some changes to the composition of our investments here.

With these factors in mind, we continue to position the Fund to reflect companies with robust earnings driven by structural or secular opportunities across all sectors. The Fund continues to reflect our traditional style profile — in-line valuation while seeking superior growth.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – International Growth Equity Fund (the “Fund”)

Global equity markets were positive for the six month period ended March 31, 2011 despite a volatile backdrop of macro-economic related events in the 4th quarter of 2010 followed by the earthquake and political turmoil in the first quarter of 2011. Overall, the Fund outperformed the MSCI EAFE Growth Index (the “benchmark”) with net dividends reinvested by 0.25% for the period with a return of 10.50% versus the benchmark return of 10.25%. Escalating political turmoil and civil unrest in the Middle East and North Africa led to a spike in oil above $100 while gold reached new highs. From a stylistic point of view, Developed Markets outperformed Emerging Markets for the period. From a risk factor standpoint, momentum continued to improve and was positive for this period.

During the fourth quarter of 2010, the Fund outperformed the benchmark by 1.11%. On a country basis, Japan and Australia detracted from relative performance while positive contribution came from exposure to France and Germany. On a sector basis, Information Technology and Consumer Staples negatively impacted relative performance while Industrials and Consumer Discretionary contributed positively to relative performance.

During the first quarter of 2011, the Fund underperformed the benchmark by 0.80%. On a country basis, France and Australia detracted from relative performance while positive contribution came from exposure to Denmark. On a sector basis, Industrials and Materials negatively impacted relative performance while Information Technology and Consumer Staples contributed positively to relative performance.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	BHP Billiton PLC	4.8%
2.	Rio Tinto Ltd.	3.3%
3.	Nestle S.A.	3.2%
4.	HSBC Holdings PLC	3.1%
5.	Siemens AG	2.5%
6.	BG Group PLC	2.3%
7.	Novo Nordisk A/S — B Shares	2.3%
8.	SAP AG	2.3%
9.	British American Tobacco PLC	2.2%
10.	Honda Motor Co. Ltd.	2.1%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 44. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Growth Equity Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	97.9%
Cash Equivalents	0.9%

Sector Diversification
March 31, 2011
Materials	19.6%
Financials	14.2%
Consumer Discretionary	13.6%
Consumer Staples	12.7%
Industrials	12.3%
Information Technology	8.1%
Energy	7.3%
Health Care	4.4%
Telecommunication Services	3.9%
Utilities	1.8%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 44.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – International Equity Fund (the “Fund”)

International equity markets enjoyed a good rise over the six month period ended March 31, 2011, with the MSCI EAFE Index (the “benchmark”) in U.S. dollar terms up by 10.20%. A strong run through to the end of February was muted by developments in March, which saw an initial decline followed by a measure of recovery.

During the period the Fund rose by 11.44%, outperforming the benchmark by 1.24%. The largest positive effect came from stock selection in Europe. Regional allocation also had a positive impact. The European markets performed strongly during the period, buoyed by the improving global growth environment and reducing fears about the impact of sovereign debt problems.

Markets were encouraged by positive signs about the development of economic growth in major economies and by an improving outlook for corporate profits. Worries, when they came, were sparked by the uncertainty of how markets will respond to the gradual withdrawal of highly accommodative monetary policies from Central Banks in developed markets, and by how much of a threat is posed by indications of rising inflation.

The earthquake in Japan in March came with a devastating human cost and will have a severe impact on economic activity in the short term. The stock market suffered a temporary collapse but quickly recovered a good part of the initial decline as it became clear that the economic implications of the damage to the Fukushima nuclear plant had been exaggerated.

Our main strategic changes over the six months were related to Japan. We moved overweight in the days after the earthquake in March, feeling that the sharp collapse in the stock market over-estimated the economic impact of the disaster. Sensationalist reporting in the foreign press of the potential extent of the difficulties at the Fukushima nuclear plant played a large part in this.

The recent shift to Japan was funded by sales in Asia ex-Japan, taking us underweight in this region for the first time in recent memory. These markets have been strong long-term outperformers and major beneficiaries of the loose monetary policy and quantitative easing (QE2) implemented by the U.S. and many other countries. We fear that inflation in the region may not prove so easy to control, that a soft-landing for China is by no means certain, and that the Australian market is enjoying boom conditions (with high property prices and a high currency) which may not survive the end of QE2 in the U.S. — scheduled for the end of the second quarter of 2011.

Market Outlook

The number of uncertainties which markets face are growing rather than reducing, and there is a good chance that the environment will prove a challenge for equity prices which, in many cases, already incorporate quite high expectations. Valuations do not seem demanding relative to history, but this is reasonable if one thinks that current levels of profitability and margins are close to peak rather than trough. We are not inclined to embrace risk at this stage.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2011
1.	The Japan Fund — Institutional Shares	25.9%
2.	Asia Pacific ex Japan Fund — Institutional Shares	6.8%
3.	Bouygues S.A.	3.2%
4.	Nestle S.A.	3.0%
5.	Husqvarna AB — B Shares	2.9%
6.	Adidas AG	2.9%
7.	Roche Holding AG	2.6%
8.	Siemens AG	2.5%
9.	British American Tobacco PLC	2.3%
10.	Anglo American PLC	2.2%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participatory notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 48. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Equity Fund

Portfolio Summary

Asset Allocation
March 31, 2011
Equity Holdings	99.3%
Cash Equivalents	0.3%

Sector Diversification
March 31, 2011
Mutual Funds	32.7%
Financials	13.0%
Consumer Discretionary	12.7%
Consumer Staples	10.8%
Industrials	7.6%
Materials	6.9%
Health Care	6.2%
Energy	5.4%
Information Technology	2.3%
Utilities	1.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 48.

Compared with earlier periods, we have a more constructive view on the relative attractions of Europe. Europe’s fiscal problems are deep-rooted and will take many years to improve, but, on balance, we feel that the issues are well discounted and, although the feeling may be premature, we don’t expect any further significant disappointments on this score. The other worry is whether European growth prospects will prove poor relative to other regions given the austerity programs underway in many countries and the risk of higher interest rates to guard against inflation risk. We think the austerity measures are already appreciated by the market, and that any modest rises in interest rates will have very little effect on European corporations that generally have strong balance sheets and whose businesses are increasingly global.

In broad terms we fear that the liquidity-driven rally since last summer is coming close to an end. If investors become preoccupied with signs of slowing growth, as previous monetary and fiscal stimuli fade, then market sentiment is likely to be less buoyant. Our regional stance is more defensive, in readiness for this phase.

We retain worries about how effectively the inflationary pressures in some emerging economies will be handled, and are not so positive about the outlook for money flows as and when the liquidity environment becomes gradually less helpful. We have no direct commitment to emerging markets.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front-end sales charge or redemption fees. If reflected, returns would have been lower.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2011

Common Stocks 97.5%

	Shares	Value ($)
Consumer Discretionary 20.7%
Auto Components 4.8%
Aisan Industry Co. Ltd.	11,100	113,962
Aisin Seiki Co. Ltd.	38,400	1,333,244
Bridgestone Corp.^	95,700	1,990,040
Denso Corp.	53,200	1,765,232
EXEDY Corp.	6,600	198,206
HI-LEX Corp.	10,200	171,676
Koito Manufacturing Co. Ltd.	58,000	929,478
Musashi Seimitsu Industry Co. Ltd.	7,600	180,726
NHK Spring Co. Ltd.	14,000	138,687
Nifco, Inc.^	6,500	154,601
Piolax, Inc.	4,400	105,795
Press Kogyo Co. Ltd.	33,000	140,046
Stanley Electric Co. Ltd.^	8,300	136,367
Sumitomo Rubber Industries Ltd.^	69,400	701,309
Takata Corp.^	12,900	366,196
		8,425,565

Automobiles 6.2%
Daihatsu Motor Co. Ltd.	27,000	393,412
Honda Motor Co. Ltd.^	126,000	4,716,583
Isuzu Motors Ltd.	345,000	1,364,571
Suzuki Motor Corp.	16,100	359,821
Toyota Motor Corp.^	101,500	4,059,992
		10,894,379

Diversified Consumer Services NM%
Best Bridal, Inc.^	99	84,945

Hotels, Restaurants & Leisure NM%
Amiyaki Tei Co. Ltd.^	22	70,712

Household Durables 4.2%
Alpine Electronics, Inc.	11,700	131,235
Hajime Construction Co. Ltd.	4,300	100,288
LEC, Inc.^	9,900	155,500
Meiwa Estate Co. Ltd.	19,000	106,672
Mitsui Home Co. Ltd.^	12,000	65,134
Panasonic Corp.	13,900	176,800
Rinnai Corp.	24,300	1,612,599
Sony Corp.^	160,800	5,099,914
		7,448,142

Internet and Catalog Retail 1.4%
ASKUL Corp.^	16,800	238,308
Rakuten, Inc.^	2,575	2,295,871
		2,534,179

	Shares	Value ($)
Leisure Equipment and Products 0.6%
Namco Bandai Holdings, Inc.	24,700	269,330
Shimano, Inc.	13,600	679,346
Tamron Co. Ltd.^	5,800	128,113
		1,076,789

Media 0.2%
Fuji Media Holdings, Inc.	132	184,718
SKY Perfect JSAT Holdings, Inc.^	379	132,174
		316,892

Multiline Retail 1.2%
Don Quijote Co. Ltd.^	3,900	122,119
Isetan Mitsukoshi Holdings Ltd.	101,400	913,063
Marui Group Co. Ltd.	23,400	151,068
Matsuya Co. Ltd.*	19,800	108,069
Parco Co. Ltd.^	18,900	185,651
Ryohin Keikaku Co. Ltd.^	16,800	680,693
		2,160,663

Specialty Retail 1.9%
AOYAMA Trading Co. Ltd.^	10,600	167,774
Arc Land Sakamoto Co. Ltd.^	17,100	202,383
Asahi Co. Ltd.	4,800	85,405
Bookoff Corp.^	33,000	236,861
DCM Holdings Co. Ltd.^	21,900	132,428
Fast Retailing Co. Ltd.	600	75,090
Geo Corp.	74	83,092
Komeri Co. Ltd.	13,100	333,091
Nitori Holdings Co. Ltd.^	12,100	1,056,394
Point, Inc.	2,070	86,602
Shimachu Co. Ltd.	7,600	164,006
Xebio Co. Ltd.^	38,800	694,464
		3,317,590

Textiles, Apparel and Luxury Goods 0.2%
ASICS Corp.	13,000	173,792
Nisshinbo Holdings, Inc.	15,000	145,528
		319,320
Total Consumer Discretionary		36,649,176

Consumer Staples 5.5%
Beverages 0.2%
Kirin Holdings Co. Ltd.	27,000	354,785

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	19

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Food and Staples Retailing 2.0%
Arcs Co. Ltd.^	16,900	252,939
CREATE SD HOLDINGS Co. Ltd.	8,000	185,621
GROWELL Holdings Co. Ltd.^	7,800	195,367
Maxvalu Tokai Co. Ltd.^	13,300	164,751
Okuwa Co. Ltd.^	20,000	205,699
S Foods, Inc.^	10,500	87,623
Seven & I Holdings Co. Ltd.	89,100	2,273,025
Sugi Holdings Co. Ltd.	3,800	88,125
Yaoko Co. Ltd.^	5,200	160,357
		3,613,507

Food Products 1.7%
Ajinomoto Co., Inc.^	176,000	1,816,065
Fuji Oil Co. Ltd.	43,100	564,787
Nisshin Oillio Group Ltd.	59,000	278,757
Warabeya Nichiyo Co. Ltd.	15,400	191,991
Yamazaki Baking Co. Ltd.	11,000	128,144
		2,979,744

Household Products 1.5%
Unicharm Corp.^	72,300	2,613,557

Personal Products 0.1%
Dr Ci:Labo Co. Ltd.^	67	246,424
Total Consumer Staples		9,808,017

Energy 1.1%
Energy Equipment and Services 0.2%
Modec, Inc.	19,700	359,280

Oil, Gas and Consumable Fuels 0.9%
INPEX Corp.^	22	165,498
Itochu Enex Co. Ltd.	22,300	127,612
Japan Petroleum Exploration Co.	3,200	160,039
JX Holdings, Inc.	180,600	1,215,869
		1,669,018
Total Energy		2,028,298

Financials 10.8%
Capital Markets 0.5%
Daiwa Securities Group, Inc.	32,000	146,958
Mizuho Securities Co. Ltd.	135,000	358,680
Monex Group, Inc.	1,748	407,685
		913,323

	Shares	Value ($)
Commercial Banks 4.6%
Bank of Kyoto Ltd.	22,000	194,662
Bank of Yokohama Ltd.	195,000	926,004
Chiba Bank Ltd.	33,000	184,876
Keiyo Bank Ltd.	54,000	270,065
Mitsubishi UFJ Financial Group, Inc.	399,900	1,846,136
Mizuho Financial Group, Inc.	210,600	349,396
Musashino Bank Ltd.	7,200	233,364
Resona Holdings, Inc.	39,500	188,050
Shizuoka Bank Ltd.	17,000	140,611
Sumitomo Mitsui Financial Group, Inc.	114,900	3,572,149
Sumitomo Trust & Banking Co. Ltd.^	28,000	147,033
Suruga Bank Ltd.	21,000	186,319
		8,238,665

Consumer Finance 0.4%
Aeon Credit Service Co. Ltd.	54,200	746,081

Diversified Financial Services 2.1%
Fuyo General Lease Co. Ltd.^	3,900	114,142
Japan Securities Finance Co. Ltd.	22,900	151,419
ORIX Corp.	33,910	3,175,750
Osaka Securities Exchange Co. Ltd.	38	190,731
		3,632,042

Insurance 1.5%
MS&AD Insurance Group Holdings, Inc.	15,800	359,764
NKSJ Holdings, Inc.^	23,000	147,854
Sony Financial Holdings, Inc.^	18,600	365,366
T&D Holdings, Inc.	13,800	340,106
Tokio Marine Holdings, Inc.	51,200	1,368,945
		2,582,035

Real Estate Management and Development 1.7%
Daibiru Corp.	17,400	150,613
Sumitomo Realty & Development Co. Ltd.	100,000	2,000,481
Tokyo Tatemono Co. Ltd.	39,000	145,817
Tokyu Land Corp.	156,000	678,913
		2,975,824
Total Financials		19,087,970

The accompanying notes are an integral part of the financial statements.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Health Care 4.1%
Health Care Equipment and Supplies 1.7%
Asahi Intecc Co. Ltd.	20,500	427,597
Nihon Kohden Corp.^	11,900	257,923
Nikkiso Co. Ltd.^	17,000	142,288
Nipro Corp.^	7,100	139,740
Terumo Corp.	39,000	2,055,963
		3,023,511

Health Care Providers and Services 0.2%
As One Corp.^	5,700	118,826
Ship Healthcare Holdings, Inc.	27,300	343,629
		462,455

Health Care Technology 0.1%
So-net M3, Inc.	21	127,495

Pharmaceuticals 2.1%
Astellas Pharma, Inc.^	46,700	1,722,005
Chugai Pharmaceutical Co. Ltd.	43,000	740,274
Daiichi Sankyo Co. Ltd.	7,200	139,014
Kaken Pharmaceutical Co. Ltd.	15,000	179,250
Kyowa Hakko Kirin Co. Ltd.	57,000	534,503
Taisho Pharmaceutical Co. Ltd.	10,000	216,398
Torii Pharmaceutical Co. Ltd.^	8,800	173,801
		3,705,245
Total Health Care		7,318,706

Industrials 25.8%
Air Freight and Logistics 0.8%
Kintetsu World Express, Inc.^	10,500	326,402
Yamato Holdings Co. Ltd.	70,300	1,090,250
		1,416,652

Building Products 1.8%
Asahi Glass Co. Ltd.	13,000	163,477
Bunka Shutter Co. Ltd.^	73,000	221,985
Daikin Industries Ltd.	41,600	1,245,799
JS Group Corp.	14,700	381,726
Nippon Sheet Glass Co. Ltd.	61,000	176,004
Sanwa Holdings Corp.^	112,000	376,410
Takasago Thermal Engineering Co. Ltd.	20,300	179,864
TOTO Ltd.^	45,000	358,139
		3,103,404

	Shares	Value ($)
Commercial Services and Supplies 0.7%
Daiseki Co. Ltd.	12,300	240,144
Moshi Moshi Hotline, Inc.	11,050	206,307
Park24 Co. Ltd.^	13,400	128,412
Secom Co. Ltd.^	7,200	332,575
Sohgo Security Services Co. Ltd.	35,100	381,889
		1,289,327

Construction and Engineering 0.3%
Chugai Ro Co. Ltd.	20,000	88,723
Kinden Corp.	17,000	154,713
MIRAIT Holdings Corp.	19,900	161,008
Taihei Dengyo Kaisha Ltd.^	15,000	124,261
		528,705

Electrical Equipment 4.7%
Mabuchi Motor Co. Ltd.^	12,500	589,378
Mitsubishi Electric Corp.^	360,000	4,199,629
Nidec Corp.	13,800	1,194,518
SEC Carbon Ltd.	15,000	78,805
Sumitomo Electric Industries Ltd.	165,600	2,291,483
		8,353,813

Machinery 9.2%
Daifuku Co. Ltd.	24,500	177,903
Ebara Corp.^	30,000	160,326
FANUC Ltd.^	21,100	3,171,781
Fuji Machine Manufacturing Co. Ltd.	7,500	169,061
Glory Ltd.^	24,000	524,628
Hino Motors Ltd.	107,000	523,551
Hitachi Zosen Corp.	269,500	379,076
Kawasaki Heavy Industries Ltd.	458,000	2,015,244
Komatsu Ltd.^	95,900	3,236,152
Kubota Corp.^	134,000	1,250,376
Makita Corp.	32,100	1,493,472
Max Co. Ltd.^	10,000	122,185
Minebea Co. Ltd.	29,000	160,027
Mitsubishi Heavy Industries Ltd.^	310,000	1,408,899
Nabtesco Corp.^	13,900	346,903
NGK Insulators Ltd.	11,000	196,646
Nitta Corp.	7,100	127,609
NSK Ltd.	23,000	198,257
Oiles Corp.^	25,500	490,743
Tsubakimoto Chain Co.	40,000	205,338
		16,358,177

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	21

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Marine 0.4%
Nippon Yusen K.K.	190,000	742,366

Road and Rail 1.3%
East Japan Railway Co.^	19,800	1,088,023
Fukuyama Transporting Co. Ltd.^	34,000	163,289
Hamakyorex Co. Ltd.	17,400	503,089
Hitachi Transport System Ltd.^	13,100	181,892
Nippon Express Co. Ltd.	48,000	184,083
Seino Holdings Co. Ltd.^	23,000	171,582
		2,291,958

Trading Companies and Distributors 6.1%
Hanwa Co. Ltd.	39,000	172,542
ITOCHU Corp.	74,400	779,062
Marubeni Corp.	59,000	424,874
Mitsubishi Corp.	141,200	3,919,582
Mitsui & Co. Ltd.	236,700	4,242,843
Nishio Rent All Co. Ltd.^	17,100	163,196
Sumitomo Corp.	40,700	581,778
Toshin Group Co. Ltd.^	10,500	257,781
Trusco Nakayama Corp.	13,000	233,025
		10,774,683

Transportation Infrastructure 0.5%
Mitsubishi Logistics Corp.	31,000	346,598
Mitsui-Soko Co. Ltd.	40,000	155,806
Nissin Corp.	42,000	113,104
Sumitomo Warehouse Co. Ltd.^	33,000	157,767
		773,275
Total Industrials		45,632,360

Information Technology 12.4%
Communications Equipment 0.2%
Hitachi Kokusai Electric, Inc.	39,000	308,981

Computers and Peripherals 1.2%
Fujitsu Ltd.	127,000	717,600
Melco Holdings, Inc.	5,400	174,504
NEC Corp.*	260,000	565,761
Toshiba Corp.	151,000	738,843
		2,196,708

	Shares	Value ($)
Electronic Equipment and Instruments 4.1%
Canon Electronics, Inc.^	7,800	210,846
Daishinku Corp.	47,000	255,398
FUJIFILM Holdings Corp.	36,600	1,133,465
Hakuto Co. Ltd.	12,700	133,290
Hamamatsu Photonics K.K.	26,300	1,041,819
Hitachi High-Technologies Corp.	32,500	648,203
Murata Manufacturing Co. Ltd.	15,300	1,101,791
Nichicon Corp.	14,800	209,243
Nihon Dempa Kogyo Co. Ltd.^	10,000	156,812
Siix Corp.	32,500	449,327
TDK Corp.	19,600	1,158,139
Yamatake Corp.	6,700	164,157
Yaskawa Electric Corp.	51,000	604,544
		7,267,034

Electronic Equipment, Instruments & Components 3.0%
Alps Electric Co. Ltd.	12,300	118,150
Hitachi Ltd.^	470,000	2,423,775
Keyence Corp.^	6,400	1,622,452
Kyocera Corp.	5,800	587,810
Mitsumi Electric Co. Ltd.	8,400	111,791
Oki Electric Industry Co. Ltd.*	248,000	196,778
Taiyo Yuden Co. Ltd.^	13,000	171,680
		5,232,436

Internet Software and Services 0.5%
F@N Communications, Inc.	81	115,102
Kakaku.com, Inc.^	22	121,777
mixi, Inc.^	35	133,848
Yahoo! Japan Corp.	1,514	541,676
		912,403

IT Services 0.6%
CAC Corp.^	21,600	177,521
IT Holdings Corp.	30,300	316,915
Itochu Techno-Solutions Corp.^	7,400	236,164
Nihon Unisys Ltd.	49,000	321,640
		1,052,240

Semiconductors and Semiconductor Equipment 0.6%
Mimasu Semiconductor Industry Co. Ltd.	11,900	127,755
Rohm Co. Ltd.^	2,300	142,815
Tokyo Electron Ltd.	15,500	854,382
		1,124,952

The accompanying notes are an integral part of the financial statements.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Software 2.2%
DTS Corp.	16,800	166,626
Nintendo Co. Ltd.	9,800	2,647,343
OBIC Business Consultants Co. Ltd.^	6,650	404,930
Square Enix Holdings Co. Ltd.^	34,000	583,126
		3,802,025
Total Information Technology		21,896,779

Materials 11.6%
Chemicals 7.8%
ADEKA Corp.	31,200	304,198
Arakawa Chemical Industries Ltd.^	15,800	154,543
Asahi Kasei Corp.^	26,000	172,843
C Uyemura & Co. Ltd.^	5,500	258,083
Daicel Chemical Industries Ltd.	156,000	962,106
Fuso Chemical Co. Ltd.	3,000	78,084
Hitachi Chemical Co. Ltd.	17,900	363,896
JSR Corp.^	19,900	393,692
Kaneka Corp.	6,000	41,765
Kuraray Co. Ltd.	71,100	916,316
LINTEC Corp.	6,100	173,437
Mitsubishi Gas Chemical Co., Inc.^	381,000	2,697,039
Nippon Shokubai Co. Ltd.	55,000	688,988
Nitto Denko Corp.^	3,500	183,203
Sakai Chemical Industry Co. Ltd.^	32,000	153,588
Sanyo Chemical Industries Ltd.^	12,000	100,934
Shikoku Chemicals Corp.	28,000	172,349
Shin-Etsu Chemical Co. Ltd.	27,400	1,362,094
Showa Denko K.K.	353,000	708,716
Sumitomo Chemical Co. Ltd.	150,000	748,377
Taiyo Holdings Co. Ltd.^	4,200	127,961
Taiyo Nippon Sanso Corp.^	194,000	1,598,803
Tokai Carbon Co. Ltd.	28,000	139,360
Toray Industries, Inc.^	34,000	243,828
Toyo Ink SC Holdings Co. Ltd.	18,000	91,969
Ube Industries Ltd.	328,000	1,044,963
		13,881,135

Construction Materials 0.1%
Sumitomo Osaka Cement Co. Ltd.^	37,000	106,964

	Shares	Value ($)
Containers and Packaging 0.1%
FP Corp.^	3,900	206,561

Metals and Mining 3.1%
Chubu Steel Plate Co. Ltd.	33,300	212,178
Daido Steel Co. Ltd.	25,000	142,162
Dowa Holdings Co. Ltd.	66,000	411,012
Hitachi Metals Ltd.	15,000	188,988
JFE Holdings, Inc.	4,100	119,973
Kobe Steel Ltd.^	147,000	376,593
Nippon Steel Corp.	42,000	134,311
Osaka Steel Co. Ltd.^	25,500	465,975
Sanyo Special Steel Co. Ltd.	15,000	80,067
Sumitomo Metal Industries Ltd.	136,000	304,112
Sumitomo Metal Mining Co. Ltd.	143,000	2,460,123
Sumitomo Pipe & Tube Co. Ltd.	31,300	261,523
Toho Zinc Co. Ltd.	32,000	149,267
Yamato Kogyo Co. Ltd.	5,300	176,497
		5,482,781

Paper and Forest Products 0.5%
Daiken Corp.^	46,000	168,745
OJI Paper Co. Ltd.	166,000	788,290
		957,035
Total Materials		20,634,476

Telecommunication Services 5.2%
Diversified Telecommunication Services 2.1%
Nippon Telegraph and Telephone Corp.^	82,300	3,692,130

Wireless Telecommunication Services 3.1%
KDDI Corp.^	115	705,801
NTT DoCoMo, Inc.^	2,204	3,835,816
Softbank Corp.^	24,200	956,844
		5,498,461
Total Telecommunication Services		9,190,591

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	23

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Utilities 0.3%
Independent Power Producers and Energy Traders 0.3%
Electric Power Development Co. Ltd.	15,500	477,410
Total Utilities		477,410
Total Common Stocks (Cost $143,282,370)		172,723,783
Total Investments 97.5% (Cost $143,282,370)		172,723,783

Percentages are based on net assets of $177,186,389.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $75,650,190, or 42.7% of net assets.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$97,073,593	$75,650,190	$—	$172,723,783
Total Investments	$97,073,593	$75,650,190	$—	$172,723,783

The security in the table below was a Level 3 security because it was fair valued under procedures adopted by the Board of Directors at September 30, 2010. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news. During the period, this security was sold.

The following information is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2010	Accrued Premiums/ (Discounts)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers In	Transfers Out	Balance as of March 31, 2011
Common Stocks	$71,336	$—	$—	$16,802	$—	$(88,138)	$—	$—	$—
Total Investments	$71,336	$—	$—	$16,802	$—	$(88,138)	$—	$—	$—

The change in unrealized appreciation/(depreciation) relating to the Level 3 security still held at March 31, 2011 was $0.

The accompanying notes are an integral part of the financial statements.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2011

Common Stocks 89.8%

	Shares	Value ($)
Australia 20.3%
Commercial Services and Supplies 2.1%
Mineral Resources Ltd.^	24,117	310,977

Metals and Mining 18.2%
BHP Billiton Ltd.^	21,647	1,037,488
MacArthur Coal Ltd.^	35,140	421,239
PanAust Ltd.*^	438,987	355,605
Rio Tinto Ltd.^	9,959	871,487
		2,685,819
Total Australia		2,996,796

China 11.9%
Airlines 0.6%
China Southern Airlines Co. Ltd. — H Shares*^	198,000	87,999

Automobiles 3.7%
Dongfeng Motor Group Co. Ltd. — H Shares^	314,000	537,820

Health Care Equipment and Supplies 0.5%
Shandong Weigao Group Medical Polymer Co. Ltd. — H Shares^	28,000	79,855

Insurance 1.7%
China Life Insurance Co. Ltd. — H Shares^	68,000	254,733

Internet Software and Services 1.6%
Tencent Holdings Ltd.^	9,900	240,544

Personal Products 1.8%
Hengan International Group Co. Ltd.^	36,000	266,730

Real Estate Management and Development 2.0%
Shimao Property Holdings Ltd.^	202,500	286,294
Total China		1,753,975

Hong Kong 9.1%
Commercial Banks 2.8%
BOC Hong Kong Holdings Ltd.^	124,500	405,432

Hotels, Restaurants & Leisure 1.7%
SJM Holdings Ltd.^	144,000	253,424

	Shares	Value ($)
Real Estate Investment Trusts (REITs) 2.7%
The Link^	124,838	391,811

Real Estate Management and Development 1.9%
Sun Hung Kai Properties Ltd.^	18,036	285,089
Total Hong Kong		1,335,756

India 6.9%
Construction and Engineering 2.1%
Larsen & Toubro Ltd., GDR	8,153	303,618

IT Services 2.6%
Infosys Technologies Ltd., ADR	5,400	387,180

Machinery 2.2%
Tata Motors Ltd., ADR	11,900	330,701
Total India		1,021,499

Indonesia 6.7%
Automobiles 0.6%
Astra International Tbk PT^	12,000	78,419

Commercial Banks 1.4%
Bank Mandiri Tbk PT^	264,000	206,765

Construction Materials 1.3%
Indocement Tunggal Prakarsa Tbk PT^	104,000	194,997

Food Products 0.8%
BW Plantation Tbk PT^	903,500	121,453

Oil, Gas and Consumable Fuels 1.9%
Adaro Energy Tbk PT^	1,102,000	276,928

Trading Companies and Distributors 0.7%
AKR Corporindo Tbk PT^	609,500	102,751
Total Indonesia		981,313

Korea, Republic of 16.7%
Auto Components 3.8%
Hyundai Mobis^	1,902	568,157

Chemicals 1.3%
LG Chem Ltd.^	442	185,167

Construction and Engineering 3.5%
Samsung Engineering Co. Ltd.^	2,703	514,309

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	25

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Korea, Republic of (continued)
Machinery 2.1%
Hyundai Heavy Industries Co. Ltd.^	647	305,067

Metals and Mining 1.9%
POSCO^	616	282,680

Semiconductors and Semiconductor Equipment 4.1%
Samsung Electronics Co. Ltd.^	707	599,804
Total Korea, Republic of		2,455,184

Malaysia 1.2%
Airlines 1.2%
AirAsia BHD*^	197,100	174,451
Total Malaysia		174,451

Philippines 5.7%
Airlines 0.8%
Cebu Air, Inc.*^	63,330	115,954

Commercial Banks 2.1%
Metropolitan Bank & Trust*^	212,654	314,397

Industrial Conglomerates 2.0%
DMCI Holdings, Inc.^	346,400	298,614

Real Estate Management and Development 0.8%
Ayala Land, Inc.^	324,600	115,877
Total Philippines		844,842

Taiwan 7.9%
Communications Equipment 1.3%
HTC Corp.^	5,000	195,657

Electronic Equipment and Instruments 0.7%
Tripod Technology Corp.^	24,000	105,795

Electronic Equipment, Instruments & Components 2.3%
HON HAI Precision Industry Co. Ltd.^	97,480	341,617
Leisure Equipment and Products 1.4%
Giant Manufacturing Co. Ltd.^	48,718	198,012

	Shares	Value ($)

Semiconductors and Semiconductor Equipment 2.2%
Kinsus Interconnect Technology Corp.^	21,000	64,642
Radiant Opto-Electronics Corp.^	107,070	257,923
		322,565
Total Taiwan		1,163,646

Thailand 3.4%
Building Products 1.1%
Dynasty Ceramic PCL	90,000	158,456

Food and Staples Retailing 0.9%
CP ALL PCL	103,600	137,014

Multiline Retail 0.6%
Robinson Department Store PCL	111,200	91,916

Real Estate Management and Development 0.8%
Asian Property Development PCL, NVDR	563,900	117,460
Total Thailand		504,846
Total Common Stocks (Cost $11,212,672)		13,232,308

Preferred Stock 0.5%^

Korea, Republic of 0.5%
Semiconductors and Semiconductor Equipment 0.5%
Samsung Electronics Co. Ltd., GDR, 144A	274	78,289
Total Korea, Republic of		78,289
Total Preferred Stock (Cost $28,222)		78,289

Participatory Notes 5.0%^

India 5.0%
Automobiles 1.3%
Bajaj Auto Ltd., European Style call warrants, expiring 06/30/11, 144A(a)	5,969	195,855

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2011

Participatory Notes (continued)

	Shares	Value ($)
India (continued)
Commercial Banks 1.2%
HDFC Bank Ltd., American Style call warrants, expiring 05/26/15, 144A(b)	3,353	175,442

Construction and Engineering 0.3%
Sadbhav Engineering Ltd., European Style call warrants, expiring 06/30/11, 144A(a)	14,570	40,431

Electric Utilities 2.2%
ITC Ltd., American Style call warrants, expiring 05/03/12, 144A(c)	10,310	41,900
ITC Ltd., American Style call warrants, expiring 08/25/14, 144A(c)	68,067	276,624
		318,524
Total India		730,252
Total Participatory Notes (Cost $638,758)		730,252

Short-Term Investment 5.6%

United States 5.6%
State Street Institutional Liquid Reserve, 0.19%(d) (Cost $831,961)	831,961	831,961
Total Short-Term Investment		831,961
Total Investments 100.9% (Cost $12,711,613)		14,872,810

Percentages are based on net assets of $14,739,881.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $12,514,504, or 84.9% of net assets.

(a)	European Style call warrants issued by Royal Bank of Scotland NV.

(b)	American Style call warrants issued by Merrill Lynch International & Co.

(c)	American Style call warrants issued by JPMorgan International.

(d)	Yield as of March 31, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of these securities amounted to $808,541 or 5.5% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,526,345	$11,705,963	$—	$13,232,308
Preferred Stock	—	78,289	—	78,289
Participatory Notes	—	730,252	—	730,252
Short-Term Investment	831,961	—	—	831,961
Total Investments	$2,358,306	$12,514,504	$—	$14,872,810

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2011

Common Stocks 89.8%^

	Shares	Value ($)
Consumer Discretionary 6.3%
Automobiles 3.9%
Bajaj Auto Ltd.	14,000	458,758

Media 2.4%
Zee Entertainment Enterprises Ltd.	100,000	275,418
Total Consumer Discretionary		734,176

Consumer Staples 6.7%
Food Products 2.0%
McLeod Russel India Ltd.	40,000	227,827

Tobacco 4.7%
ITC Ltd.	135,000	552,600
Total Consumer Staples		780,427

Energy 10.2%
Oil, Gas and Consumable Fuels 10.2%
Coal India Ltd.	25,000	193,457
Reliance Industries Ltd.	42,200	992,110
		1,185,567
Total Energy		1,185,567

Financials 16.6%
Commercial Banks 13.3%
HDFC Bank Ltd.	17,000	894,777
ICICI Bank Ltd.	20,800	519,708
Yes Bank Ltd.	19,915	138,148
		1,552,633

Diversified Financial Services 2.2%
Infrastructure Development Finance Co. Ltd.	75,000	259,491

Real Estate Management and Development 1.1%
Nitesh Estates Ltd.*	123,334	73,091
Unitech Ltd.	64,000	57,911
		131,002
Total Financials		1,943,126

Health Care 2.8%
Pharmaceuticals 2.8%
Dr. Reddy’s Laboratories Ltd.	8,800	326,023
Total Health Care		326,023

	Shares	Value ($)
Industrials 18.6%
Construction and Engineering 9.5%
IVRCL Infrastructures & Projects Ltd.	100,000	183,442
Lanco Infratech Ltd.*	185,509	165,381
Larsen & Toubro Ltd.	14,000	520,041
Sadbhav Engineering Ltd.	84,480	234,858
		1,103,722

Electrical Equipment 2.0%
Bharat Heavy Electricals Ltd.	5,000	230,632

Machinery 7.1%
Tata Motors Ltd.	26,500	740,230
Tata Motors Ltd. — A Shares	6,000	93,930
		834,160
Total Industrials		2,168,514

Information Technology 22.5%
IT Services 22.5%
Infosys Technologies Ltd.	20,700	1,502,077
Tata Consultancy Services Ltd.	42,600	1,127,366
		2,629,443
Total Information Technology		2,629,443

Materials 6.1%
Chemicals 1.7%
Godrej Industries Ltd.	50,000	204,586

Metals and Mining 4.4%
Sterlite Industries India Ltd.	60,000	233,333
Tata Steel Ltd.	20,000	278,455
		511,788
Total Materials		716,374
Total Common Stocks (Cost $8,412,931)		10,483,650

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2011

Corporate Bond 0.1%^

	Principal Amount		Value ($)
Health Care 0.1%
Pharmaceuticals 0.1%
Dr Reddy’s Laboratories Ltd., 9.25%, 03/24/14	INR	264,000	5,920
Total Health Care			5,920
Total Corporate Bond (Cost $—)			5,920

Short-Term Investment 5.0%
	Shares
State Street Institutional Liquid Reserve, 0.19%(a) (Cost $587,667)		587,667	587,667
Total Short-Term Investment			587,667
Total Investments 94.9% (Cost $9,000,598)			11,077,237

Percentages are based on net assets of $11,672,170.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $10,489,570, or 89.9% of net assets.

(a)	Yield as of March 31, 2011.

INR — Indian Rupee.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$10,483,650	$—	$10,483,650
Corporate Bond	—	5,920	—	5,920
Short-Term Investment	587,667	—	—	587,667
Total Investments	$587,667	$10,489,570	$—	$11,077,237

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2011

Common Stocks 98.8%^

	Shares	Value ($)
China 46.5%
Automobiles 2.9%
Dongfeng Motor Group Co. Ltd. — H Shares	88,000	150,727
Great Wall Motor Co. Ltd. — H Shares	65,000	119,996
		270,723

Chemicals 1.5%
China BlueChemical Ltd. — H Shares	26,000	21,290
Sinopec Shanghai Petrochemical Co. Ltd. — H Shares	118,000	55,561
Sinopec Yizheng Chemical Fibre Co. Ltd. — H Shares*	160,000	64,849
		141,700

Commercial Banks 11.9%
Agricultural Bank of China Ltd. — H Shares*	402,000	226,988
Bank of China Ltd. — H Shares	250,800	139,396
China Construction Bank Corp. — H Shares	488,790	457,923
Industrial & Commercial Bank of China Ltd. — H Shares	358,000	296,868
		1,121,175

Communications Equipment 0.1%
O-Net Communications Group Ltd.*	17,000	11,267

Construction and Engineering 0.9%
China Communications Construction Co. Ltd. — H Shares	85,000	81,435

Construction Materials 1.6%
China National Building Material Co. Ltd. — H Shares	40,000	146,423

Diversified Financial Services 0.6%
China Everbright Ltd.	26,000	58,192

Diversified Telecommunication Services 0.5%
China Communication Services Corp. Ltd. — H Shares	72,000	43,908

	Shares	Value ($)
Electronic Equipment, Instruments & Components 0.8%
Kingboard Chemical Holdings Ltd.	13,500	70,934

Energy Equipment and Services 1.4%
China Oilfield Services Ltd. — H Shares	58,000	131,632

Independent Power Producers and Energy Traders 1.0%
China Resources Power Holdings Co. Ltd.	50,000	96,583

Industrial Conglomerates 0.9%
Citic Pacific Ltd.	14,000	38,795
Shanghai Industrial Holdings Ltd.	12,000	46,040
		84,835

Insurance 0.8%
China Life Insurance Co. Ltd. — H Shares	19,000	71,175

Internet Software and Services 1.2%
Tencent Holdings Ltd.	4,500	109,338

Machinery 1.3%
China National Materials Co. Ltd. — H Shares	102,000	91,617
Haitian International Holdings Ltd.	25,000	32,095
		123,712

Marine 0.2%
China Shipping Development Co. Ltd. — H Shares	18,000	20,373

Metals and Mining 2.4%
Fushan International Energy Group Ltd.	74,000	53,026
Jiangxi Copper Co. Ltd. — H Shares	45,000	149,836
Real Gold Mining Ltd.*	14,000	19,781
		222,643

Oil, Gas and Consumable Fuels 8.6%
China Coal Energy Co. Ltd. — H Shares	62,000	84,334
China Petroleum & Chemical Corp. — H Shares	138,000	138,916
CNOOC Ltd.	152,000	385,138
PetroChina Co. Ltd. — H Shares	100,000	152,945

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (unaudited) – Greater China Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
China (continued)
Yanzhou Coal Mining Co. Ltd. — H Shares	12,000	43,321
		804,654

Real Estate Management and Development 2.4%
China Vanke Co. Ltd. — B Shares	36,300	47,753
KWG Property Holding Ltd.	32,500	26,309
Shimao Property Holdings Ltd.	65,000	91,897
Soho China Ltd.	71,500	61,375
		227,334

Semiconductors and Semiconductor Equipment 1.4%
GCL Poly Energy Holdings Ltd.*	221,000	136,402

Textiles, Apparel and Luxury Goods 0.7%
Bosideng International Holdings Ltd.	114,000	34,047
Xtep International Holdings Ltd.	44,000	29,852
		63,899

Transportation Infrastructure 1.1%
Cosco Pacific Ltd.	28,000	52,931
Jiangsu Expressway Co. Ltd. — H Shares	46,000	51,944
		104,875

Wireless Telecommunication Services 2.3%
China Mobile Ltd.	23,500	217,099
Total China		4,360,311

Hong Kong 22.4%
Airlines 0.8%
Cathay Pacific Airways Ltd.	31,000	74,077

Auto Components 1.1%
Xinyi Glass Holdings Ltd.	102,000	105,996

Commercial Banks 3.2%
Bank of East Asia Ltd.	19,276	82,068
BOC Hong Kong Holdings Ltd.	57,500	187,248
Hang Seng Bank Ltd.	1,700	27,450
		296,766

Construction and Engineering 0.3%
China State Construction International Holdings Ltd.	32,000	29,128

	Shares	Value ($)
Distributors 0.3%
Dah Chong Hong Holdings Ltd.	23,000	25,832

Diversified Financial Services 0.3%
First Pacific Co. Ltd.	28,000	25,058

Electric Utilities 1.9%
CLP Holdings Ltd.	22,000	178,474

Electrical Equipment 0.2%
Johnson Electric Holdings Ltd.	37,000	21,935

Hotels, Restaurants & Leisure 1.0%
SJM Holdings Ltd.	55,000	96,794

Household Durables 0.3%
Techtronic Industries Co. Ltd.	20,500	28,396

Industrial Conglomerates 1.5%
Hutchison Whampoa Ltd.	12,000	141,802

Marine 0.7%
Orient Overseas International Ltd.	6,000	62,792

Pharmaceuticals 0.5%
United Laboratories International Holdings Ltd.	26,000	46,712

Real Estate Investment Trusts (REITs) 0.7%
The Link	20,000	62,771

Real Estate Management and Development 9.3%
Cheung Kong Holdings Ltd.	18,000	293,176
Hongkong Land Holdings Ltd.	15,000	105,066
Kerry Properties Ltd.	13,000	65,375
Sun Hung Kai Properties Ltd.	5,079	80,282
Swire Pacific Ltd. — A Shares	12,000	176,250
Wheelock & Co. Ltd.	41,000	154,046
		874,195

Textiles, Apparel and Luxury Goods 0.3%
Yue Yuen Industrial Holdings Ltd.	10,000	31,704
Total Hong Kong		2,102,432

Taiwan 29.9%
Airlines 0.5%
EVA Airways Corp.*	56,000	44,103

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments (unaudited) – Greater China Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Taiwan (continued)
Capital Markets 1.7%
Yuanta Financial Holding Co. Ltd.	229,000	164,714

Chemicals 3.7%
Formosa Plastics Corp.	68,990	242,747
Taiwan Fertilizer Co. Ltd.	35,000	102,875
		345,622

Communications Equipment 3.9%
HTC Corp.	9,315	364,509

Construction Materials 1.3%
Taiwan Cement Corp.	104,234	125,774

Diversified Telecommunication Services 1.0%
Chunghwa Telecom Co. Ltd.	29,600	92,208

Electronic Equipment and Instruments 1.2%
Tripod Technology Corp.	25,000	110,203

Electronic Equipment, Instruments & Components 2.9%
HON HAI Precision Industry Co. Ltd.	54,000	189,242
WPG Holdings Co. Ltd.	50,217	84,565
		273,807

Hotels, Restaurants & Leisure 1.1%
Formosa International Hotels Corp.	6,050	102,689

Insurance 1.6%
Cathay Financial Holding Co. Ltd.	91,000	150,074

Leisure Equipment and Products 1.6%
Giant Manufacturing Co. Ltd.	37,520	152,498

	Shares	Value ($)
Real Estate Management and Development 0.5%
Farglory Land Development Co. Ltd.	22,000	46,924

Semiconductors and Semiconductor Equipment 8.9%
CHIPBOND Technology Corp.*	58,000	84,562
Motech Industries, Inc.	26,139	113,372
Radiant Opto-Electronics Corp.	103,957	250,424
RichTek Technology Corp.	8,400	58,158
Taiwan Semiconductor Manufacturing Co. Ltd.	137,629	329,987
		836,503
Total Taiwan		2,809,628
Total Common Stocks (Cost $6,816,439)		9,272,371

Short-Term Investment 0.9%

United States 0.9%
State Street Institutional Liquid Reserve, 0.19%(a) (Cost $85,487)	85,487	85,487
Total Short-Term Investment		85,487
Total Investments 99.7% (Cost $6,901,926)		9,357,858

Percentages are based on net assets of $9,384,685.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $9,272,371 or 98.8% of net assets.

(a)	Yield as of March 31, 2011.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$9,272,371	$—	$9,272,371
Short-Term Investment	85,487	—	—	85,487
Total Investments	$85,487	$9,272,371	$—	$9,357,858

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2011

Common Stocks 98.9%

	Shares	Value ($)
Australia 6.3%
Beverages 0.5%
Coca-Cola Amatil Ltd.^	3,139	38,104

Commercial Banks 0.8%
Westpac Banking Corp.^	2,276	57,213

Diversified Telecommunication Services 0.5%
Telstra Corp. Ltd.^	13,939	40,632

Food and Staples Retailing 0.4%
Metcash Ltd.^	6,412	27,582

Metals and Mining 2.1%
BHP Billiton Ltd.^	3,394	162,666

Real Estate Investment Trusts (REITs) 1.6%
Westfield Group^	8,223	79,378
Westfield Retail Trust^	14,772	40,009
		119,387

Textiles, Apparel and Luxury Goods 0.4%
Billabong International Ltd.^	4,123	32,166
Total Australia		477,750

Canada 0.8%
Commercial Banks 0.8%
Bank of Nova Scotia	1,008	61,852
Total Canada		61,852

China 0.8%
Wireless Telecommunication Services 0.8%
China Mobile Ltd.^	6,500	60,049
Total China		60,049

Finland 0.6%
Communications Equipment 0.6%
Nokia Oyj^	5,249	44,664
Total Finland		44,664

France 7.3%
Diversified Telecommunication Services 0.5%
France Telecom S.A.^	1,794	40,243

Food and Staples Retailing 0.3%
Casino Guichard-Perrachon S.A.^	236	22,335

Insurance 0.8%
SCOR SE^	2,245	61,122

	Shares	Value ($)
Machinery 0.5%
Vallourec S.A.^	341	38,277

Multi-Utilities 1.0%
GDF Suez^	972	39,660
Veolia Environnement SA^	1,202	37,377
		77,037

Oil, Gas and Consumable Fuels 2.3%
Total S.A.^	2,826	172,037

Pharmaceuticals 1.9%
Sanofi-Aventis S.A.^	2,030	142,570
Total France		553,621

Germany 1.9%
Chemicals 0.3%
BASF SE^	277	24,017

Diversified Telecommunication Services 0.6%
Deutsche Telekom AG^	2,774	42,862

Electric Utilities 0.5%
E.ON AG^	1,281	39,141

Multi-Utilities 0.5%
RWE AG^	579	37,016
Total Germany		143,036

Greece 0.8%
Hotels, Restaurants & Leisure 0.8%
OPAP S.A.^	2,687	57,476
Total Greece		57,476

Hong Kong 0.9%
Communications Equipment 0.5%
VTech Holdings Ltd.^	3,500	39,653

Real Estate Investment Trusts (REITs) 0.4%
The Link^	9,850	30,915
Total Hong Kong		70,568

Ireland 0.3%
Construction Materials 0.3%
CRH PLC^	592	13,586
CRH PLC^	435	10,009
		23,595
Total Ireland		23,595

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Israel 0.5%
Diversified Telecommunication Services 0.5%
Bezeq Israeli Telecommunication Corp. Ltd.^	13,216	39,142
Total Israel		39,142

Italy 2.4%
Electric Utilities 1.7%
Enel SpA^	10,188	64,215
Terna — Rete Elettrica Nazionale SpA^	13,730	65,784
		129,999

Gas Utilities 0.7%
Snam Rete Gas SpA^	8,459	47,569
Total Italy		177,568

Japan 7.0%
Auto Components 0.1%
Yokohama Rubber Co. Ltd.	2,000	9,690

Chemicals 0.4%
Shin-Etsu Chemical Co. Ltd.	600	29,827

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc.	5,000	23,083

Commercial Services and Supplies 0.4%
Secom Co. Ltd.^	600	27,715

Diversified Consumer Services 0.1%
Benesse Holdings, Inc.	200	8,187

Electronic Equipment and Instruments 0.4%
Hoya Corp.	1,400	31,945

Food and Staples Retailing 0.3%
Lawson, Inc.	500	24,104

Metals and Mining 0.7%
Sumitomo Metal Mining Co. Ltd.	3,000	51,611

Office Electronics 0.9%
Canon, Inc.	1,500	65,280

Personal Products 0.5%
Kao Corp.	1,500	37,419

	Shares	Value ($)
Pharmaceuticals 1.1%
Santen Pharmaceutical Co. Ltd.^	400	15,839
Takeda Pharmaceutical Co. Ltd.	1,500	69,969
		85,808

Road and Rail 0.4%
East Japan Railway Co.^	600	32,970

Software 0.9%
Oracle Corp. Japan^	1,100	45,563
Trend Micro, Inc.^	800	21,123
		66,686

Wireless Telecommunication Services 0.5%
NTT DoCoMo, Inc.^	21	36,548
Total Japan		530,873

Mexico 0.8%
Household Products 0.8%
Kimberly-Clark de Mexico SAB de C.V. — A Shares	9,100	56,607
Total Mexico		56,607

Russia 1.0%
Oil, Gas and Consumable Fuels 1.0%
Gazprom OAO, ADR	2,390	77,293
Total Russia		77,293

Singapore 1.2%
Industrial Conglomerates 0.4%
Keppel Corp. Ltd.^	3,000	29,296

Real Estate Investment Trusts (REITs) 0.3%
CapitaMall Trust^	16,000	23,835

Wireless Telecommunication Services 0.5%
StarHub Ltd.^	18,000	38,563
Total Singapore		91,694

Spain 2.1%
Commercial Banks 1.3%
Banco Santander S.A.^	8,490	98,948

Diversified Telecommunication Services 0.8%
Telefonica S.A.^	2,460	61,590
Total Spain		160,538

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Sweden 0.2%
Specialty Retail 0.2%
Hennes & Mauritz AB — B Shares^	551	18,315
Total Sweden		18,315

Switzerland 3.4%
Insurance 1.0%
Zurich Financial Services AG^	273	76,434

Pharmaceuticals 2.4%
Novartis AG^	1,451	78,669
Roche Holding AG^	725	103,560
		182,229
Total Switzerland		258,663

Taiwan 1.3%
Metals and Mining 0.6%
China Steel Corp.^	35,867	42,849

Semiconductors and Semiconductor Equipment 0.7%
MediaTek, Inc.^	1,001	11,499
Taiwan Semiconductor Manufacturing Co. Ltd.^	18,079	43,347
		54,846
Total Taiwan		97,695

United Kingdom 13.6%
Beverages 0.8%
Diageo PLC^	3,038	57,820

Commercial Banks 2.0%
HSBC Holdings PLC^	15,085	155,123

Consumer Finance 0.3%
Provident Financial PLC^	1,471	22,658

Insurance 0.9%
Aviva PLC^	3,479	24,162
Standard Life PLC^	13,296	44,116
		68,278

Media 1.1%
Pearson PLC^	2,331	41,297
Reed Elsevier PLC^	4,535	39,272
		80,569

	Shares	Value ($)
Oil, Gas and Consumable Fuels 4.1%
BP PLC	27,622	201,173
Royal Dutch Shell PLC — A Shares^	78	2,830
Royal Dutch Shell PLC — B Shares^	2,832	102,773
		306,776

Pharmaceuticals 1.9%
GlaxoSmithKline PLC	7,731	147,523

Tobacco 1.6%
British American Tobacco PLC^	2,666	107,135
Imperial Tobacco Group PLC^	556	17,201
		124,336

Wireless Telecommunication Services 0.9%
Vodafone Group PLC	24,293	68,784
Total United Kingdom		1,031,867

United States 45.7%
Aerospace and Defense 2.4%
General Dynamics Corp.	600	45,936
Huntington Ingalls Industries, Inc.*	100	4,150
Lockheed Martin Corp.	600	48,240
Northrop Grumman Corp.	600	37,626
Raytheon Co.	900	45,783
		181,735

Air Freight and Logistics 0.8%
United Parcel Service, Inc. — Class B	800	59,456

Beverages 1.9%
Coca-Cola Co.	2,200	145,970

Chemicals 1.2%
E. I. du Pont de Nemours & Co.	1,700	93,449

Commercial Banks 2.0%
M&T Bank Corp.	400	35,388
U.S. Bancorp	2,000	52,860
Wells Fargo & Co.	1,900	60,230
		148,478

Commercial Services and Supplies 0.5%
Republic Services, Inc.	1,200	36,048

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Distributors 0.5%
Genuine Parts Co.	700	37,548

Diversified Financial Services 0.5%
JPMorgan Chase & Co.	900	41,490

Diversified Telecommunication Services 3.3%
AT&T, Inc.	2,400	73,440
CenturyLink, Inc.	2,400	99,720
Verizon Communications, Inc.	1,900	73,226
		246,386

Electric Utilities 2.6%
Duke Energy Corp.	3,800	68,970
Exelon Corp.	1,600	65,984
Southern Co.	1,600	60,976
		195,930

Electrical Equipment 0.9%
Emerson Electric Co.	1,200	70,116

Food and Staples Retailing 1.0%
Sysco Corp.	2,700	74,790

Food Products 0.7%
HJ Heinz Co.	1,100	53,702

Health Care Equipment and Supplies 0.7%
Medtronic, Inc.	1,400	55,090

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	1,000	76,090

Household Products 2.0%
Procter & Gamble Co.	2,500	154,000

Industrial Conglomerates 1.1%
General Electric Co.	4,300	86,215

Insurance 0.5%
Aflac, Inc.	700	36,946

IT Services 1.2%
Automatic Data Processing, Inc.	1,300	66,703
Paychex, Inc.	800	25,088
		91,791

Leisure Equipment and Products 0.3%
Mattel, Inc.	800	19,944

Media 0.3%
The McGraw-Hill Cos., Inc.	500	19,700

	Shares	Value ($)
Metals and Mining 1.0%
Nucor Corp.	1,600	73,632

Multi-Utilities 1.1%
Consolidated Edison, Inc.	800	40,576
Wisconsin Energy Corp.	1,400	42,700
		83,276

Oil, Gas and Consumable Fuels 4.5%
Chevron Corp.	1,600	171,888
Exxon Mobil Corp.	2,000	168,260
		340,148

Pharmaceuticals 6.0%
Abbott Laboratories	1,300	63,765
Bristol-Myers Squibb Co.	2,200	58,146
Eli Lilly & Co.	1,800	63,306
Johnson & Johnson	1,700	100,725
Merck & Co., Inc.	5,200	171,652
		457,594

Real Estate Investment Trusts (REITs) 0.6%
Corporate Office Properties Trust	900	32,526
Washington Real Estate Investment Trust	400	12,436
		44,962

Semiconductors and Semiconductor Equipment 1.6%
Intel Corp.	3,500	70,595
Microchip Technology, Inc.	1,400	53,214
		123,809

Software 0.9%
Microsoft Corp.	2,700	68,472

Thrifts and Mortgage Finance 0.5%
Hudson City Bancorp, Inc.	1,900	18,392
New York Community Bancorp, Inc.	1,000	17,260
		35,652

Tobacco 4.1%
Altria Group, Inc.	6,500	169,195
Lorillard, Inc.	200	19,002
Philip Morris International, Inc.	1,900	124,697
		312,894
Total United States		3,465,313
Total Common Stocks (Cost $6,289,668)		7,498,179

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2011

Short-Term Investment 0.6%

	Shares	Value ($)
United States 0.6%
State Street Institutional Liquid Reserve, 0.19%(a) (Cost $44,155)	44,155	44,155
Total Short-Term Investment		44,155
Total Investments 99.5% (Cost $6,333,823)		7,542,334

Percentages are based on net assets of $7,580,714.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $3,068,519, or 40.5% of net assets.

(a) Yield as of March 31, 2011.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,429,660	$3,068,519	$—	$7,498,179
Short-Term Investment	44,155	—	—	44,155
Total Investments	$4,473,815	$3,068,519	$—	$7,542,334

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2011

Common Stocks 79.4%

	Shares	Value ($)
Bermuda 1.4%
Commercial Banks 1.4%
Credicorp Ltd.	1,500	157,395
Total Bermuda		157,395

Brazil 9.4%
Commercial Banks 2.3%
Banco do Brasil S.A.	14,300	258,822

Electric Utilities 1.1%
Light S.A.	7,300	126,089

Food Products 1.4%
Cosan SA Industria e Comercio	9,800	152,464

Household Durables 1.7%
PDG Realty S.A. Empreendimentos e Participacoes	34,100	191,318

Textiles, Apparel and Luxury Goods 2.9%
Cia Hering	17,700	325,238
Total Brazil		1,053,931

China 10.1%
Commercial Banks 3.8%
Bank of China Ltd. — H Shares^	403,700	224,378
Industrial & Commercial Bank of China Ltd. — H Shares^	236,180	195,850
		420,228

Insurance 1.4%
China Taiping Insurance Holdings Co. Ltd.*^	54,200	159,806

Internet Software and Services 1.0%
NetEase.com, Inc., ADR*	2,300	113,873

Oil, Gas and Consumable Fuels 3.9%
CNOOC Ltd.^	172,000	435,814
Total China		1,129,721

Hong Kong 3.7%
Computers and Peripherals 1.8%
Lenovo Group Ltd.^	356,000	204,058

Hotels, Restaurants & Leisure 1.9%
SJM Holdings Ltd.^	119,000	209,427
Total Hong Kong		413,485

	Shares	Value ($)
India 1.5%
IT Services 1.5%
Infosys Technologies Ltd., ADR	2,300	164,910
Total India		164,910

Indonesia 2.0%
Commercial Banks 2.0%
Bank Mandiri Tbk PT^	282,000	220,863
Total Indonesia		220,863

Korea, Republic of 15.5%
Auto Components 2.2%
Hyundai Mobis^	832	248,531

Commercial Banks 2.7%
Industrial Bank of Korea^	17,280	297,088

Construction and Engineering 3.2%
Samsung Engineering Co. Ltd.^	1,884	358,475

Electronic Equipment and Instruments 1.2%
LG Display Co. Ltd.^	4,210	131,808

Insurance 1.0%
Korean Reinsurance Co.*^	9,490	110,619

Semiconductors and Semiconductor Equipment 5.2%
Samsung Electronics Co. Ltd., GDR, 144A	1,372	584,609
Total Korea, Republic of		1,731,130

Malaysia 4.1%
Commercial Banks 1.7%
CIMB Group Holdings Bhd^	70,600	190,967

Wireless Telecommunication Services 2.4%
Axiata Group Bhd*^	169,325	267,514
Total Malaysia		458,481

Mexico 5.0%
Chemicals 1.4%
Mexichem SAB de CV	43,000	161,596

Commercial Banks 2.0%
Grupo Financiero Banorte SAB de CV	46,600	219,397

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Wireless Telecommunication Services 1.6%
America Movil SAB de C.V. — Series L	60,200	175,066
Total Mexico		556,059

Peru 2.2%
Metals and Mining 2.2%
Cia de Minas Buenaventura S.A., ADR	5,800	249,226
Total Peru		249,226

Russia 9.0%
Metals and Mining 2.3%
MMC Norilsk Nickel, ADR	4,851	128,261
MMC Norilsk Nickel, ADR^	4,825	127,417
		255,678

Oil, Gas and Consumable Fuels 5.2%
Gazprom OAO, ADR*	7,324	236,858
Gazprom OAO, ADR^	4,761	154,300
LUKOIL OAO, ADR	2,714	193,752
		584,910

Pharmaceuticals 1.5%
Pharmstandard — S Shares, GDR,144A^	6,000	167,700
Total Russia		1,008,288

South Africa 4.7%
Metals and Mining 1.0%
Impala Platinum Holdings Ltd.^	3,942	113,770

Pharmaceuticals 2.0%
Aspen Pharmacare Holdings Ltd.*^	19,842	231,597

Wireless Telecommunication Services 1.7%
MTN Group Ltd.^	9,293	187,539
Total South Africa		532,906

Taiwan 6.1%
Chemicals 1.3%
Taiwan Fertilizer Co. Ltd.^	48,000	141,086

Commercial Banks 1.1%
Chinatrust Financial Holding Co. Ltd.^	150,416	127,735

	Shares	Value ($)
Computers and Peripherals 1.6%
Wistron Corp.^	111,000	175,735

Semiconductors and Semiconductor Equipment 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,532	237,900
Total Taiwan		682,456

Thailand 3.1%
Commercial Banks 1.6%
Kasikornbank PCL, NVDR^	43,000	180,524

Food and Staples Retailing 1.5%
CP ALL PCL	123,000	162,672
Total Thailand		343,196

Turkey 1.6%
Commercial Banks 1.6%
Turkiye Garanti Bankasi AS^	38,593	180,527
Total Turkey		180,527
Total Common Stocks (Cost $6,354,848)		8,882,574

Preferred Stocks 12.7%

Brazil 12.7%
Commercial Banks 2.4%
Itau Unibanco Holding S.A., ADR	11,554	275,289

Independent Power Producers and Energy Traders 1.4%
AES Tiete S.A.	10,200	154,939

Metals and Mining 3.7%
Vale S.A. — A Shares	14,232	413,104

Oil, Gas and Consumable Fuels 3.4%
Petroleo Brasileiro S.A.	21,600	377,188

Wireless Telecommunication Services 1.8%
Tim Participacoes SA	46,300	198,795
Total Brazil		1,419,315
Total Preferred Stocks (Cost $1,025,003)		1,419,315

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2011

Participatory Notes 4.5%^

	Shares	Value ($)
India 4.5%
Automobiles 1.2%
Maruti Suzuki India Ltd., American Style call warrants, expiring 08/11/14, 144A(a)	4,920	139,575

Diversified Financial Services 1.8%
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 01/24/13, 144A(b)	40,155	139,207
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 03/18/14, 144A(a)	17,344	60,300
		199,507

Metals and Mining 1.5%
Tata Steel Ltd., American Style all warrants, expiring 12/28/12, 144A(a)	11,952	166,507
Total India		505,589
Total Participatory Notes (Cost $482,133)		505,589

Short-Term Investment 2.8%

	Shares	Value ($)
United States 2.8%
State Street Institutional Liquid Reserve, 0.19%(c) (Cost $312,123)	312,123	312,123
Total Short-Term Investment		312,123
Total Investments 99.4% (Cost $8,174,107)		11,119,601

Percentages are based on net assets of $11,184,215.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $5,548,717, or 49.6% of net assets.

(a) American	Style call warrants issued by Morgan Stanley Asia Products.

(b)	American Style call warrants issued by JPMorgan International.

(c) Yield	as of March 31, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of these securities amounted to $1,257,898 or 11.2% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,839,446	$5,043,128	$—	$8,882,574
Preferred Stocks	1,419,315	—	—	1,419,315
Participatory Notes	—	505,589	—	505,589
Short-Term Investment	312,123	—	—	312,123
Total Investments	$5,570,884	$5,548,717	$—	$11,119,601

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Alpha Equity Fund

as of March 31, 2011

Common Stocks 97.0%

	Shares	Value ($)
Brazil 4.5%
Household Durables 2.0%
PDG Realty S.A. Empreendimentos e Participacoes	26,600	149,240

Wireless Telecommunication Services 2.5%
Tim Participacoes S.A., ADR	4,333	189,135
Total Brazil		338,375

Canada 3.9%
Metals and Mining 2.0%
Goldcorp, Inc.	3,000	149,400

Oil, Gas and Consumable Fuels 1.9%
Suncor Energy, Inc.	3,300	147,998
Total Canada		297,398

Denmark 2.0%
Beverages 2.0%
Carlsberg A/S — B Shares^	1,397	150,450
Total Denmark		150,450

France 5.3%
Computers and Peripherals 2.8%
Gemalto NV^	4,286	210,853

Media 2.5%
Vivendi^	6,612	188,720
Total France		399,573

Germany 4.6%
Automobiles 2.0%
Daimler AG*^	2,191	154,616

Semiconductors and Semiconductor Equipment 2.6%
Aixtron AG^	4,474	195,662
Total Germany		350,278

Hong Kong 6.2%
Insurance 2.0%
AIA Group Ltd.*^	48,600	149,841

Real Estate Management and Development 4.2%
Country Garden Holdings Co.^	290,000	127,406
Sun Hung Kai Properties Ltd.^	12,000	189,680
		317,086
Total Hong Kong		466,927

	Shares	Value ($)
Israel 1.4%
Pharmaceuticals 1.4%
Teva Pharmaceutical Industries Ltd., ADR	2,200	110,374
Total Israel		110,374

Italy 2.4%
Oil, Gas and Consumable Fuels 2.4%
ENI SpA^	7,495	183,983
Total Italy		183,983

Japan 5.6%
Commercial Banks 1.6%
Mitsubishi UFJ Financial Group, Inc.	26,600	122,799

Household Durables 1.7%
Sony Corp.^	4,100	130,035

Insurance 2.3%
Dai-ichi Life Insurance Co. Ltd.	112	168,983
Total Japan		421,817

Korea, Republic of 2.0%
Semiconductors and Semiconductor Equipment 2.0%
Samsung Electronics Co. Ltd., GDR, 144A	351	149,561
Total Korea, Republic of		149,561

Norway 2.0%
Commercial Banks 2.0%
DnB NOR ASA^	9,800	150,373
Total Norway		150,373

Russia 3.1%
Oil, Gas and Consumable Fuels 3.1%
Gazprom OAO, ADR*	7,174	232,007
Total Russia		232,007

Singapore 2.6%
Food Products 2.6%
Golden Agri-Resources Ltd.^	358,000	195,509
Total Singapore		195,509

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments (Unaudited) – Global Alpha Equity Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
South Africa 4.8%
Metals and Mining 4.8%
Gold Fields Ltd., ADR	9,400	164,124
Harmony Gold Mining Co. Ltd.^	13,553	200,597
Total South Africa		364,721

Switzerland 9.0%
Capital Markets 3.0%
Credit Suisse Group AG^	5,345	227,137

Construction and Engineering 3.5%
Foster Wheeler AG*	7,015	263,904

Electrical Equipment 2.5%
ABB Ltd.*^	8,018	193,041
Total Switzerland		684,082

United Kingdom 2.8%
Oil, Gas and Consumable Fuels 2.8%
Cairn Energy PLC*^	28,134	208,812
Total United Kingdom		208,812

United States 34.8%
Aerospace and Defense 2.9%
Spirit AeroSystems Holdings, Inc. — Class A*	8,700	223,329

Chemicals 2.5%
Calgon Carbon Corp.*	11,800	187,384

Commercial Banks 2.1%
Fifth Third Bancorp	11,800	163,784

Commercial Services and Supplies 2.6%
Republic Services, Inc.	6,491	194,990

Computers and Peripherals 1.9%
Apple, Inc.*	416	144,955

Diversified Financial Services 3.1%
JPMorgan Chase & Co.	5,032	231,975

Energy Equipment and Services 2.1%
Weatherford International Ltd.*	7,100	160,460

Health Care Providers and Services 2.8%
HCA Holdings, Inc.*	6,219	210,637

Internet Software and Services 2.7%
Google, Inc. — Class A*	347	203,415

	Shares	Value ($)

Machinery 2.4%
AGCO Corp.*	3,294	181,071

Oil, Gas and Consumable Fuels 5.3%
Anadarko Petroleum Corp.	1,991	163,103
Apache Corp.	1,800	235,656
		398,759

Pharmaceuticals 2.4%
Abbott Laboratories	3,700	181,485

Tobacco 2.0%
Philip Morris International, Inc.	2,300	150,949
Total United States		2,633,193
Total Common Stocks (Cost $6,000,248)		7,337,433

Short-Term Investment 3.2%

United States 3.2%
State Street Institutional Liquid Reserve, 0.19%(a) (Cost $243,838)	243,838	243,838
Total Short-Term Investment		243,838
Total Investments 100.2% (Cost $6,244,086)		7,581,271

Percentages are based on net assets of $7,569,281.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $2,856,715, or 37.7% of net assets.

(a)	Yield as of March 31, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of these securities amounted to $149,561 or 2.0% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Alpha Equity Fund

as of March 31, 2011

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,480,718	$2,856,715	$—	$7,337,433
Short-Term Investment	243,838	—	—	243,838
Total Investments	$4,724,556	$2,856,715	$—	$7,581,271

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2011

Common Stocks 96.9%

	Shares	Value ($)
Australia 4.4%
Metals and Mining 3.3%
Rio Tinto Ltd.^	2,605	227,957

Real Estate Management and Development 1.1%
Lend Lease Group^	7,980	74,765
Total Australia		302,722

Belgium 0.2%
Chemicals 0.2%
Umicore^	275	13,657
Total Belgium		13,657

Canada 4.9%
Food Products 1.1%
Saputo, Inc.	1,700	76,733

Metals and Mining 1.0%
Teck Resources Ltd., Class B	1,360	72,089

Oil, Gas and Consumable Fuels 2.3%
Enbridge, Inc.	1,145	70,176
MEG Energy Corp.*	1,735	87,797
		157,973

Pharmaceuticals 0.5%
Valeant Pharmaceuticals International, Inc.	690	34,369
Total Canada		341,164

Denmark 2.3%
Pharmaceuticals 2.3%
Novo Nordisk A/S — B Shares^	1,300	162,944
Total Denmark		162,944

Finland 4.3%
Electric Utilities 1.3%
Fortum OYJ*^	2,630	89,448

Insurance 1.3%
Sampo Oyj — A Shares^	2,925	93,333

Machinery 0.3%
Kone Oyj — B Shares^	350	20,141

Paper and Forest Products 1.4%
UPM-Kymmene Oyj*^	4,540	96,012
Total Finland		298,934

	Shares	Value ($)
France 2.5%
Auto Components 1.3%
Valeo S.A.*^	1,490	86,847

Chemicals NM%
Air Liquide S.A.^	1	133

Communications Equipment 1.2%
Alcatel-Lucent*^	14,590	84,173
Total France		171,153

Germany 8.9%
Chemicals 2.7%
BASF SE^	1,005	87,136
Linde AG^	635	100,296
		187,432

Industrial Conglomerates 2.5%
Siemens AG^	1,310	179,448

Semiconductors and Semiconductor Equipment 1.4%
Infineon Technologies AG^	9,590	98,305

Software 2.3%
SAP AG^	2,610	160,130
Total Germany		625,315

Hong Kong 4.2%
Distributors 0.9%
Dah Chong Hong Holdings Ltd.^	53,000	59,526

Hotels, Restaurants & Leisure 1.4%
Sands China Ltd.*^	20,000	44,515
Wynn Macau Ltd.^	20,000	55,768
		100,283

Insurance 1.9%
AIA Group Ltd.*^	43,200	133,192
Total Hong Kong		293,001

Israel 0.5%
Chemicals 0.5%
Israel Chemicals Ltd.^	2,260	37,141
Total Israel		37,141

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Italy 2.6%
Energy Equipment and Services 1.4%
Saipem SpA^	1,830	97,192

Food Products 1.2%
Parmalat SpA^	25,935	86,953
Total Italy		184,145

Japan 20.7%
Automobiles 3.2%
Honda Motor Co. Ltd.^	3,900	145,990
Isuzu Motors Ltd.	19,000	75,150
		221,140

Chemicals 3.5%
Nitto Denko Corp.^	1,800	94,218
Toray Industries, Inc.^	8,000	57,371
Zeon Corp.	10,000	92,210
		243,799

Diversified Financial Services 0.4%
ORIX Corp.	320	29,969

Electrical Equipment 1.5%
Mitsubishi Electric Corp.^	9,000	104,991

Electronic Equipment, Instruments & Components 1.2%
Hitachi Ltd.^	16,000	82,511

Food and Staples Retailing 1.2%
Aeon Co. Ltd.	7,400	85,761

Machinery 3.1%
FANUC Ltd.^	700	105,225
Komatsu Ltd.^	3,400	114,733
		219,958

Media 0.5%
CyberAgent, Inc.^	10	34,857

Metals and Mining 1.0%
Daido Steel Co. Ltd.	12,000	68,238

Oil, Gas and Consumable Fuels 1.3%
Idemitsu Kosan Co. Ltd.	800	93,676

Real Estate Management and Development 0.9%
Daito Trust Construction Co. Ltd.^	900	61,356

	Shares	Value ($)
Trading Companies and Distributors 1.0%
Sumitomo Corp.	5,100	72,901

Wireless Telecommunication Services 1.9%
Softbank Corp.^	3,300	130,479
Total Japan		1,449,636

Netherlands 2.0%
Diversified Financial Services 1.0%
ING Groep NV*^	5,620	71,330

Food Products 1.0%
Nutreco NV^	940	68,916
Total Netherlands		140,246

New Zealand 1.3%
Construction Materials 1.3%
Fletcher Building Ltd.^	12,500	87,564
Total New Zealand		87,564

Norway 1.0%
Food Products 1.0%
Marine Harvest ASA^	58,000	72,009
Total Norway		72,009

Singapore 0.9%
Industrial Conglomerates 0.9%
Fraser and Neave Ltd.^	13,000	62,032
Total Singapore		62,032

Spain 0.8%
Food Products 0.8%
Viscofan S.A.^	1,330	52,792
Total Spain		52,792

Sweden 5.1%
Auto Components 0.6%
Autoliv, Inc.	634	47,062

Commercial Banks 1.5%
Swedbank AB — A Shares^	6,045	103,477

Machinery 3.0%
Atlas Copco AB — A Shares^	4,210	111,924
Volvo AB — B Shares*^	5,520	96,991
		208,915
Total Sweden		359,454

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
Switzerland 6.1%
Capital Markets 1.2%
UBS AG*^	4,805	86,249

Food Products 3.2%
Nestle S.A.^	3,965	227,510

Insurance 0.3%
Baloise Holding AG^	215	21,304

Textiles, Apparel and Luxury Goods 1.4%
Cie Financiere Richemont S.A.^	1,665	96,145
Total Switzerland		431,208

United Kingdom 24.2%
Beverages 0.9%
Diageo PLC^	3,440	65,471

Capital Markets 1.5%
Schroders PLC^	3,765	104,916

Commercial Banks 3.1%
HSBC Holdings PLC^	21,370	219,753

Electronic Equipment, Instruments & Components 0.6%
Spectris PLC^	1,920	41,961

Media 1.9%
Pearson PLC^	3,000	53,149
Virgin Media, Inc.	2,890	80,313
		133,462

Metals and Mining 4.8%
BHP Billiton PLC^	8,435	334,364

Multi-Utilities 0.5%
Centrica PLC^	6,467	33,729

Oil, Gas and Consumable Fuels 2.3%
BG Group PLC^	6,590	163,710

Pharmaceuticals 1.6%
Shire PLC^	3,880	112,661

	Shares	Value ($)
Semiconductors and Semiconductor Equipment 1.4%
ARM Holdings PLC^	10,100	94,139

Textiles, Apparel and Luxury Goods 1.4%
Burberry Group PLC^	5,085	95,780
Tobacco 2.2%
British American Tobacco PLC^	3,795	152,505

Wireless Telecommunication Services 2.0%
Vodafone Group PLC	48,090	136,163
Total United Kingdom		1,688,614
Total Common Stocks (Cost $5,578,041)		6,773,731

Preferred Stock 1.0%^

Germany 1.0%
Media 1.0%
ProSiebenSat.1 Media AG	2,460	72,136
Total Germany		72,136
Total Preferred Stock (Cost $58,478)		72,136

Short-Term Investment 0.9%

United States 0.9%
State Street Institutional Liquid Reserve, 0.19%(a) (Cost $61,317)	61,317	61,317
Total Short-Term Investment		61,317
Total Investments 98.8% (Cost $5,697,836)		6,907,184

Percentages are based on net assets of $6,989,838.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $5,723,260, or 81.9% of net assets.

(a) Yield	as of March 31, 2011.

NM — Not Material less than 0.05%.

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2011

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,122,607	$5,651,124	$—	$6,773,731
Preferred Stock	—	72,136	—	72,136
Short-Term Investment	61,317	—	—	61,317
Total Investments	$1,183,924	$5,723,260	$—	$6,907,184

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2011

Common Stocks 66.6%

	Shares	Value ($)
France 9.8%
Automobiles 1.7%
Renault S.A.*^	2,400	132,682

Commercial Banks 1.5%
Societe Generale^	1,800	117,041

Construction and Engineering 3.2%
Bouygues S.A.^	5,200	249,686

Food Products 1.5%
Danone^	1,800	117,575

Insurance 0.7%
AXA S.A.^	2,500	52,269

Media 1.2%
Lagardere S.C.A.^	2,300	98,339
Total France		767,592

Germany 13.3%
Automobiles 1.6%
Daimler AG*^	1,800	127,024

Capital Markets 0.5%
Deutsche Bank AG^	700	41,161

Diversified Financial Services 2.0%
Deutsche Boerse AG^	2,100	159,347

Electric Utilities 1.7%
E.ON AG^	4,450	135,969

Health Care Providers and Services 1.3%
Fresenius SE^	1,100	101,778

Industrial Conglomerates 2.5%
Siemens AG^	1,400	191,776

Textiles, Apparel and Luxury Goods 3.7%
Adidas AG^	3,600	227,361
Puma AG Rudolf Dassler Sport^	200	58,747
		286,108
Total Germany		1,043,163

Italy 3.0%
Commercial Banks 1.1%
Intesa Sanpaolo SpA^	30,000	88,828

Oil, Gas and Consumable Fuels 1.9%
ENI SpA^	5,900	144,830
Total Italy		233,658

	Shares	Value ($)
Luxembourg 2.2%
Metals and Mining 2.2%
APERAM	190	7,634
ArcelorMittal^	4,600	166,674
Total Luxembourg		174,308

Netherlands 3.5%
Diversified Financial Services 1.6%
ING Groep NV*^	9,800	124,384

Semiconductors and Semiconductor Equipment 1.9%
STMicroelectronics NV^	12,200	151,203
Total Netherlands		275,587

Norway 1.5%
Oil, Gas and Consumable Fuels 1.5%
StatoilHydro ASA^	4,100	113,787
Total Norway		113,787

Spain 1.7%
Commercial Banks 1.3%
Banco Santander S.A.^	8,935	104,134

IT Services 0.4%
Indra Sistemas S.A.^	1,600	32,102
Total Spain		136,236

Sweden 2.9%
Household Durables 2.9%
Husqvarna AB — B Shares^	26,700	229,226
Total Sweden		229,226

Switzerland 9.6%
Capital Markets 1.7%
UBS AG*^	7,500	134,624

Food Products 3.0%
Nestle S.A.^	4,100	235,257

Pharmaceuticals 4.9%
Novartis AG^	3,150	170,784
Roche Holding AG^	1,450	207,120
		377,904
Total Switzerland		747,785

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2011

Common Stocks (continued)

	Shares	Value ($)
United Kingdom 19.1%
Commercial Banks 1.8%
Lloyds Banking Group PLC*^	76,500	71,318
Standard Chartered PLC^	2,600	67,441
		138,759

Food and Staples Retailing 2.0%
Tesco PLC^	26,000	158,840

Industrial Conglomerates 1.9%
Cookson Group PLC*^	13,100	144,974

Insurance 0.8%
RSA Insurance Group PLC^	29,500	62,225

Media 1.6%
Reed Elsevier PLC^	14,800	128,166

Metals and Mining 4.7%
Anglo American PLC^	3,400	174,817
BHP Billiton PLC^	3,100	122,884
Xstrata PLC^	3,100	72,382
		370,083

Oil, Gas and Consumable Fuels 2.0%
Royal Dutch Shell PLC — A Shares^	4,300	155,998

Tobacco 4.3%
British American Tobacco PLC^	4,500	180,836
Imperial Tobacco Group PLC^	5,100	157,778
		338,614
Total United Kingdom		1,497,659
Total Common Stocks (Cost $4,498,121)		5,219,001

Mutual Funds 32.7%

	Shares	Value ($)
United States 32.7%
Asia Pacific ex Japan Fund — Institutional Shares(a)	35,276	535,135
The Japan Fund — Institutional Shares(a)	202,608	2,028,109
Total United States		2,563,244
Total Mutual Funds (Cost $2,122,531)		2,563,244

Short-Term Investment 0.3%

United States 0.3%
State Street Institutional Liquid Reserve, 0.19%(b) (Cost $19,315)	19,315	19,315
Total Short-Term Investment		19,315
Total Investments 99.6% (Cost $6,639,967)		7,801,560

Percentages are based on net assets of $7,831,140.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2011 the value of these securities amounted to $5,211,367, or 66.5% of net assets.

*	Non income-producing security.

(a)	Affiliated issuer.

(b)	Yield as of March 31, 2011.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$7,634	$5,211,367	$—	$5,219,001
Mutual Funds	2,563,244	—	—	2,563,244
Short-Term Investment	19,315	—	—	19,315
Total Investments	$2,590,193	$5,211,367	$—	$7,801,560

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Statements of Assets & Liabilities (Unaudited)

As of March 31, 2011

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	172,723,783	14,872,810
Investments in affiliated issuers, at market	—	—

Total Investments, at market	172,723,783	14,872,810

Foreign currency	3,631,866	202,786
Receivable for investment securities sold	671,631	116,177
Receivable for Fund shares sold	120,651	46,491
Dividends and interest receivable	1,520,290	26,893
Receivable from investment advisor	—	20,178
Prepaid expenses	8,127	2,661

Total Assets	178,676,348	15,287,996

Liabilities:
Payable for investments purchased	959,344	473,173
Payable for Fund shares redeemed	43,510	261
Accrued investment advisory fees	110,199	—
Accrued distribution fees	37,029	1,892
Accrued directors’ fees and expenses	31,651	8
Accrued compliance services fees	11,806	3,560
Other accrued expenses and payables	296,420	69,221

Total Liabilities	1,489,959	548,115

Net Assets	177,186,389	14,739,881

Net Assets Consist of:
Paid-in capital	206,039,427	12,434,822
Accumulated net investment income (loss)	(595,267)	(44,605)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(57,611,552)	185,925
Net unrealized appreciation (depreciation) on:
Investments	29,441,413	2,161,197
Foreign currency related translations	(87,632)	2,542

Net Assets	177,186,389	14,739,881

Net Assets
Class A	2,203,229	3,542,374
Class C	642,447	1,507,685
Class I	2,379,466	9,689,822
Class S	171,961,247	—

Capital Shares Outstanding
Class A	219,824	234,958
Class C	64,925	101,149
Class I	237,797	638,900
Class S	17,014,369	—

Net Asset Value and Offering Price Per Share
Class A	10.02	15.08
Class C	9.90	14.91
Class I	10.01	15.17
Class S	10.11	—

Offering Price Per Share
Class A (100/94.25 of net assets)	10.63	16.00
Investments at cost for non-affiliated issuers	143,282,370	12,711,613
Investments at cost for affiliated issuers	—	—
Cost of cash denominated in foreign currencies	3,706,546	201,092

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)		International Growth Equity Fund ($)		International Equity Fund ($)

11,077,237	9,357,858	7,542,334	11,119,601	7,581,271		6,907,184		5,238,316
—	—	—	—	—		—		2,563,244

11,077,237	9,357,858	7,542,334	11,119,601	7,581,271		6,907,184		7,801,560

238,779	94,208	67,481	89,000	956		8,017		45,419
53,508	164,139	—	—	212,495		339,129		7
311,399	—	51	—	147		—		—
92	4,689	37,057	21,602	15,442		37,541		24,623
44,661	17,177	26,684	16,031	19,517		22,459		22,679
10,844	2,650	2,642	2,661	2,650		2,651		2,650

11,736,520	9,640,721	7,676,249	11,248,895	7,832,478		7,316,981		7,896,938

—	187,961	—	—	198,791		267,064		—
—	—	30,208	—	—		—		—
—	—	—	—	—		—		—
72	68	108	64	66		—		191
784	200	200	200	144		83		138
4,014	3,766	3,230	4,122	4,107		4,060		3,785
59,480	64,041	61,789	60,294	60,089		55,936		61,684

64,350	256,036	95,535	64,680	263,197		327,143		65,798

11,672,170	9,384,685	7,580,714	11,184,215	7,569,281		6,989,838		7,831,140

9,754,664	6,598,852	6,062,820	7,742,696	5,676,248		5,299,033		6,265,553
(66,416)	(71,602)	36,798	(36,416)	(29,914)		8,434		11,209
(93,097)	401,465	271,496	533,034	584,492		471,134		391,553

2,076,639	2,455,932	1,208,511	2,945,494	1,337,185		1,209,348		1,161,593
380	38	1,089	(593)	1,270		1,889		1,232

11,672,170	9,384,685	7,580,714	11,184,215	7,569,281		6,989,838		7,831,140

270,937	253,092	278,763	191,663	5,017		1,387		92,796
495,418	19,938	58,381	30,049	121,544		4,902		203,176
10,905,815	9,111,655	7,243,570	10,962,503	7,442,720		6,983,549		7,535,168
—	—	—	—	—		—		—

19,826	16,444	21,555	11,573	368		102		7,161
37,056	1,295	4,497	1,838	9,077		366		15,813
792,490	588,892	560,522	658,325	543,261		515,209		577,424
—	—	—	—	—		—		—

13.67	15.39	12.93	16.56	13.64	(a)	13.59	(a)	12.96
13.37	15.40	12.98	16.35	13.39		13.38	(a)	12.85
13.76	15.47	12.92	16.65	13.70		13.55		13.05
—	—	—	—	—		—		—

14.50	16.33	13.72	17.57	14.47		14.42		13.75
9,000,598	6,901,926	6,333,823	8,174,107	6,244,086		5,697,836		4,517,436
—	—	—	—	—		—		2,122,531
238,399	94,167	66,788	90,347	951		8,024		45,706

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Statements of Operations (Unaudited)

For the period ended March 31, 2011

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Investment Income:
Dividend income from non-affiliated issuers	1,851,514	86,795
Dividend income from affiliated issuers	—	—
Less: foreign taxes withheld	(129,606)	(6,986)
Interest income	—	148

Total Investment Income	1,721,908	79,957

Expenses:
Investment advisory fees	551,070	68,169
Transfer agent fees	267,429	7,217
Administration fees	159,801	81,594
Legal fees	156,238	25,208
Custodian fees	124,605	67,120
Directors’ fees and expenses	90,139	17,064
Distribution fees—Class A	1,374	2,514
Distribution fees—Class C	645	4,570
Distribution fees—Class S	67,741	—
Principal financial officer fees	48,746	8,001
Compliance services fees	34,036	9,399
Registration fees	22,218	14,169
Reports to shareholders	15,986	9,959
Audit fees	10,581	11,165
Other expenses	20,067	7,468

Total Expenses	1,570,676	333,617

Less: Fee waivers and expense reimbursements (see Note F)	(39,544)	(232,677)
Plus: Recoupment of prior expenses waived and/or reimbursed by the investment advisor (see Note F)	8,259	—
Net Expenses	1,539,391	100,940

Net Investment Income (Loss)	182,517	(20,983)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	11,824,218	190,335
Investments in affiliated issuers	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	267,484	(794)

Total Realized Gain (Loss)	12,091,702	189,541

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	3,001,960	425,554
Investments in affiliated issuers	—	—
Deferred foreign capital gains taxes	—	6,754
Foreign currency related translations	(314,547)	1,215

Net Change in Unrealized Appreciation (Depreciation)	2,687,413	433,523

Net Realized and Unrealized Gain (Loss)	14,779,115	623,064

Increase (Decrease) in Net Assets Resulting From Operations	14,961,632	602,081

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)	International Growth Equity Fund ($)	International Equity Fund ($)

24,893	12,449	127,754	70,101	29,211	61,955	52,850
—	—	—	—	—	—	109,220
(3)	(37)	(3,724)	(7,955)	(1,164)	(4,277)	(4,708)
106	16	38	58	78	20	5

24,996	12,428	124,068	62,204	28,125	57,698	157,367

64,349	53,834	32,131	59,766	38,711	35,526	20,090
6,564	6,443	6,323	6,347	6,193	6,180	6,219
81,627	81,627	81,627	81,627	81,627	79,895	81,627
56,826	23,920	24,024	25,033	22,527	22,518	23,682
42,916	43,858	59,177	36,458	28,450	31,490	47,279
17,414	14,544	14,020	14,690	15,706	15,581	15,778
150	185	205	117	2	2	73
89	125	177	109	249	24	310
—	—	—	—	—	—	—
7,914	7,335	6,986	7,631	6,967	6,900	7,028
9,538	9,225	9,218	10,982	10,579	10,536	8,944
14,178	14,154	14,166	14,163	14,139	14,082	14,139
10,056	9,870	9,941	10,057	9,917	9,934	9,938
19,118	11,165	11,166	11,164	11,166	11,166	11,165
7,580	7,493	7,489	7,463	7,502	7,505	7,438

338,319	283,778	276,650	285,607	253,735	251,339	253,710

(246,907)	(207,199)	(230,213)	(204,888)	(197,176)	(201,975)	(201,269)
—	—	—	—	—	—	—
91,412	76,579	46,437	80,719	56,559	49,364	52,441

(66,416)	(64,151)	77,631	(18,515)	(28,434)	8,334	104,926

(62,240)	434,599	288,053	582,469	588,184	540,411	421,253
—	—	—	—	—	—	52,011
(19,478)	—	—	—	—	—	—
9,723	3,298	5,298	(13,833)	(3,646)	769	(94)

(71,995)	437,897	293,351	568,636	584,538	541,180	473,170

(215,986)	485,475	335,683	253,130	341,717	121,713	138,005
—	—	—	—	—	—	65,064
69,797	—	—	—	—	—	—
(13,903)	(861)	(1,871)	2,192	702	765	(11)

(160,092)	484,614	333,812	255,322	342,419	122,478	203,058

(232,087)	922,511	627,163	823,958	926,957	663,658	676,228

(298,503)	858,360	704,794	805,443	898,523	671,992	781,154

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)
Operations:
Net investment income (loss)	182,517	(222,618)	(20,983)	75,395
Net realized gain (loss)	12,091,702	6,348,150	189,541	1,743,366
Net change in unrealized appreciation (depreciation)	2,687,413	(4,109,284)	433,523	(256,459)

Net increase (decrease) in net assets resulting from operations	14,961,632	2,016,248	602,081	1,562,302

Dividends to shareholders from:
Net investment income:
Class A	(1,852)	—	(16,368)	(54)
Class C	—	—	(6,851)	—
Class I	(6,323)	(10,289)	(81,681)	(47,191)
Class S	(359,035)	(1,363,580)	—	—
Net realized gains:
Class A	—	—	(249,108)	(1,038)
Class C	—	—	(119,994)	(537)
Class I	—	—	(1,184,131)	(845,410)
Class S	—	—	—	—

Total dividends to shareholders	(367,210)	(1,373,869)	(1,658,133)	(894,230)

Share transactions (See Note I)
Proceeds from shares sold	4,504,365	2,423,086	5,240,495	1,370,783
Reinvestment of cash dividends	308,803	1,168,907	1,386,374	815,584
Cost of shares redeemed	(17,097,697)	(25,285,899)	(885,085)	(469,841)
Redemption fees	181	1,082	—	88

Net increase (decrease) in net assets from fund share transactions	(12,284,348)	(21,692,824)	5,741,784	1,716,614

Increase (decrease) in net assets	2,310,074	(21,050,445)	4,685,732	2,384,686

Net Assets
Beginning of period	174,876,315	195,926,760	10,054,149	7,669,463

End of period	177,186,389	174,876,315	14,739,881	10,054,149

Accumulated net investment income (loss)	(595,267)	(410,574)	(44,605)	81,278

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund		Greater China Fund		Global Equity Income Fund
For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)

(66,416)	(39,622)	(64,151)	69,651	77,631	145,809
(71,995)	1,027,645	437,897	809,452	293,351	339,439
(160,092)	1,221,669	484,614	175,095	333,812	41,274

(298,503)	2,209,692	858,360	1,054,198	704,794	526,522

—	—	(1,190)	(393)	(1,818)	(108)
—	—	(88)	(27)	(213)	(26)
—	—	(79,952)	(76,250)	(75,222)	(151,823)
—	—	—	—	—	—

(11,746)	(2,153)	(13,437)	(1,606)	(11,818)	(22)
(2,030)	(1,409)	(2,736)	(229)	(1,320)	(58)
(938,928)	(2,488,150)	(810,381)	(305,200)	(302,671)	(109,920)
—	—	—	—	—	—

(952,704)	(2,491,712)	(907,784)	(383,705)	(393,062)	(261,957)

1,302,601	107,269	272,069	62,234	352,865	20,324
911,517	2,491,712	900,302	383,705	378,881	261,957
(39,457)	(24,001)	(24,383)	(654)	(30,208)	—
—	—	—	—	—	—

2,174,661	2,574,980	1,147,988	445,285	701,538	282,281

923,454	2,292,960	1,098,564	1,115,778	1,013,270	546,846

10,748,716	8,455,756	8,286,121	7,170,343	6,567,444	6,020,598

11,672,170	10,748,716	9,384,685	8,286,121	7,580,714	6,567,444

(66,416)	—	(71,602)	73,779	36,798	36,420

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Statements of Changes in Net Assets – (continued)

	Global Emerging Markets Fund
	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)
Operations:
Net investment income (loss)	(18,515)	9,416
Net realized gain (loss)	568,636	868,469
Net change in unrealized appreciation (depreciation)	255,322	336,219

Net increase (decrease) in net assets resulting from operations	805,443	1,214,104

Dividends to shareholders from:
Net investment income:
Class A	—	(268)
Class C	—	(13)
Class I	—	(52,000)
Net realized gains:
Class A	(7,730)	(3,195)
Class C	(1,661)	(956)
Class I	(802,266)	(542,000)

Total dividends to shareholders	(811,657)	(598,432)

Share transactions (See Note I)
Proceeds from shares sold	1,308,880	35,631
Reinvestment of cash dividends	808,259	595,364
Cost of shares redeemed	(9,508)	(45,666)
Redemption fees	31	—

Net increase (decrease) in net assets from fund share transactions	2,107,662	585,329

Increase (decrease) in net assets	2,101,448	1,201,001

Net Assets
Beginning of period	9,082,767	7,881,766

End of period	11,184,215	9,082,767

Accumulated net investment income (loss)	(36,416)	(17,901)

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Global Alpha Equity Fund		International Growth Equity Fund		International Equity Fund
For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)	For the period ended March 31, 2011 (Unaudited) ($)	For the year ended September 30, 2010 ($)

(28,434)	(24,237)	8,334	49,337	104,926	138,959
584,538	519,958	541,180	243,166	473,170	461,158
342,419	(341,087)	122,478	119,239	203,058	(330,672)

898,523	154,634	671,992	411,742	781,154	269,445

—	(7)	—	(1)	(1,150)	(18)
—	(164)	—	—	(489)	(51)
—	(50,300)	(47,927)	(16,400)	(126,785)	(104,450)

(71)	(30)	(27)	—	(3,951)	(62)
(2,024)	(579)	(98)	—	(1,892)	(223)
(355,222)	(149,700)	(137,414)	—	(424,625)	(308,150)

(357,317)	(200,780)	(185,466)	(16,401)	(558,892)	(412,954)

83,475	32,135	—	983,771	295,956	12,062
355,547	200,175	185,466	16,401	551,905	412,954
—	(8)	—	(909,767)	—	(12,333)
—	—	—	18,146	—	—

439,022	232,302	185,466	108,551	847,861	412,683

980,228	186,156	671,992	503,892	1,070,123	269,174

6,589,053	6,402,897	6,317,846	5,813,954	6,761,017	6,491,843

7,569,281	6,589,053	6,989,838	6,317,846	7,831,140	6,761,017

(29,914)	(1,480)	8,434	48,027	11,209	34,707

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (unaudited)		Year Ended September 30, 2010		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.08		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.70		0.06		0.97	(g)

Total income (loss) from investment operations	0.78		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.02)		—		—
Net realized gains	—		—		—

Total distributions	(0.02)		—		—

Redemption fees(b)	—	(h)	—		—	(h)

Net asset value, end of period	$10.02		$9.26		$9.16

Total return (%)(c)(d)	8.39	*	1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	2		—	(e)	—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	1.87	**	2.35		2.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.85	**	1.85		1.85	**
Ratio of net investment income (loss) (%)	1.61	**	0.49		(0.98	)**
Portfolio turnover rate (%)	32	*	47		140	*
Class C	Period Ended March 31, 2011 (unaudited)		Year Ended September 30, 2010		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.27		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.47		0.09		0.91	(g)

Total income (loss) from investment operations	0.74		0.02		0.89

Distributions to shareholders from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Redemption fees	—		—		—

Net asset value, end of period	$9.90		$9.16		$9.14

Total return (%)(c)(d)	8.08	*	0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	1		—	(e)	—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.58	**	3.02		3.14	**
Ratio of expenses after expense reductions/recoupment (%)	2.59	**	2.60		2.60	**
Ratio of net investment income (loss) (%)	5.44	**	(0.78)		(0.41	)**
Portfolio turnover rate (%)	32	*	47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements/recoupment for a Fund or share class.
(g)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.24		$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04		(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.76		0.12	0.92	(e)

Total income (loss) from investment operations	0.80		0.11	0.96

Distributions to shareholders from:
Net investment income	(0.03)		(0.08)	—
Net realized gains	—		—	—

Total distributions	(0.03)		(0.08)	—

Redemption fees(b)	—		— (f)	—

Net asset value, end of period	$10.01		$9.24	$9.21

Total return (%)(c)	8.65	*	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	2		1	2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.61	**	1.89	2.14	**
Ratio of expenses after expense reductions/recoupment (%)	1.60	**	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.82	**	(0.08)	0.62	**
Portfolio turnover rate (%)	32	*	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements/recoupment for a Fund or share class.
(e)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30,				Period Ended September 30,
Class S			2010	2009	2008	2007	2006(a)
Selected Per Share Data
Net asset value, beginning of period	$9.33		$9.28	$9.53	$12.94	$12.06	$13.24
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		(0.01)	— (d)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79		0.13	(0.23)	(3.39)	0.91	(1.05)

Total income (loss) from investment operations	0.80		0.12	(0.23)	(3.41)	0.88	(1.06)

Distributions to shareholders from:
Net investment income	(0.02)		(0.07)	(0.02)	—	—	(0.13)
Net realized gains	—		—	—	—	—	—

Total distributions	(0.02)		(0.07)	(0.02)	—	—	(0.13)

Redemption fees(b)	—	(d)	— (d)	— (d)	— (d)	— (d)	0.01

Net asset value, end of period	$10.11		$9.33	$9.28	$9.53	$12.94	$12.06

Total return (%)(c)	8.57	*	1.29	(2.34)	(26.35)	7.30	(7.91	)*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	172		173	194	233	370	435
Ratio of expenses before expense reductions/recoupment (%)(f)	1.71	**	1.97	2.22	1.69	1.43	1.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.67	**	1.68	1.75	1.63 (e)	1.43	1.39	**
Ratio of net investment income (loss) (%)	0.18	**	(0.12)	(0.03)	(0.19)	(0.20)	(0.11	)**
Portfolio turnover rate (%)	32	*	47	140	95	124	66	*

*	Not Annualized.
**	Annualized.
(a)	For the nine months ended September 30, 2006.
(b)	Calculated based on average shares outstanding during the period.
(c)

Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee. From March 16, 2001 through December 28, 2008 the redemption fee was imposed on shareholders redeeming shares held less than six months.

(d)	Amount represents less than $0.01 per share.
(e)	The Fund received reimbursement from a third party for certain expenses during the period — See Note F.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements/recoupment for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.53		$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.88		2.88	5.22

Total income (loss) from investment operations	0.86		2.97	5.31

Distributions to shareholders from:
Net investment income	(0.14)		(0.09)	—
Net realized gains	(2.17)		(1.66)	—

Total distributions	(2.31)		(1.75)	—

Redemption fees	—		—	—

Net asset value, end of period	$15.08		$16.53	$15.31

Total return (%)(c)(d)	5.36	*	20.88	53.10	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4		— (e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	5.36	**	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.76	**	1.85	1.85	**
Ratio of net investment income (loss) (%)	(0.24	)**	0.59	0.98	**
Portfolio turnover rate (%)	19	*	125	123	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.40		$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)		(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.88		2.92	5.20

Total income (loss) from investment operations	0.80		2.84	5.22

Distributions to shareholders from:
Net investment income	(0.12)		—	—
Net realized gains	(2.17)		(1.66)	—

Total distributions	(2.29)		(1.66)	—

Redemption fees	—		—	—

Net asset value, end of period	$14.91		$16.40	$15.22

Total return (%)(c)(d)	5.03	*	20.03	52.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	2		— (e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	6.11	**	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	**	2.60	2.60	**
Ratio of net investment income (loss) (%)	(1.00	)**	(0.54)	0.17	**
Portfolio turnover rate (%)	19	*	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.60		$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.91		2.87	5.23

Total income (loss) from investment operations	0.89		3.01	5.34

Distributions to shareholders from:
Net investment income	(0.15)		(0.09)	—
Net realized gains	(2.17)		(1.66)	—

Total distributions	(2.32)		(1.75)	—

Redemption fees(b)	—		— (e)	—

Net asset value, end of period	$15.17		$16.60	$15.34

Total return (%)(c)	5.51	*	21.17	53.40	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	10		9	8
Ratio of expenses before expense reductions (%)(d)	5.32	**	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.52	**	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.29	)**	0.94	1.20	**
Portfolio turnover rate (%)	19	*	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.38		$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)		0.00 (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.29)		3.49	6.96

Total income (loss) from investment operations	(0.40)		3.49	6.87

Distributions to shareholders from:
Net investment income	—		—	—
Net realized gains	(1.31)		(4.98)	—

Total distributions	(1.31)		(4.98)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.67		$15.38	$16.87

Total return (%)(c)(d)	(2.69	)*	25.69	68.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	7.11	**	7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	1.95	**
Ratio of net investment income (loss) (%)	(1.70	)**	(0.03)	(1.02	)**
Portfolio turnover rate (%)	27	*	91	204	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.13		$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.17)		(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.28)		3.54	6.95

Total income (loss) from investment operations	(0.45)		3.34	6.77

Distributions to shareholders from:
Net investment income	—		—	—
Net realized gains	(1.31)		(4.98)	—

Total distributions	(1.31)		(4.98)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.37		$15.13	$16.77

Total return (%)(c)(d)	(3.08	)*	24.78	67.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	12.86	**	8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	2.70	**
Ratio of net investment income (loss) (%)	(2.48	)**	(1.43)	(1.93	)**
Portfolio turnover rate (%)	27	*	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.46		$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)		(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.30)		3.60	6.97

Total income (loss) from investment operations	(0.39)		3.54	6.90

Distributions to shareholders from:
Net investment income	—		—	—
Net realized gains	(1.31)		(4.98)	—

Total distributions	(1.31)		(4.98)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.76		$15.46	$16.90

Total return (%)(c)	(2.61	)*	26.02	69.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	11		11	8
Ratio of expenses before expense reductions (%)(d)	6.29	**	7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	1.70	**
Ratio of net investment income (loss) (%)	(1.23	)**	(0.43)	(0.77	)**
Portfolio turnover rate (%)	27	*	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.53		$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)		0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.66		1.80	4.18

Total income (loss) from investment operations	1.54		1.99	4.30

Distributions to shareholders from:
Net investment income	(0.14)		(0.15)	—
Net realized gains	(1.54)		(0.61)	—

Total distributions	(1.68)		(0.76)	—

Redemption fees	—		—	—

Net asset value, end of period	$15.39		$15.53	$14.30

Total return (%)(c)(d)	10.16	*	14.33	43.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	6.43	**	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	1.95	**
Ratio of net investment income (loss) (%)	(1.54	)**	1.34	1.38	**
Portfolio turnover rate (%)	29	*	78	53	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.40		$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.19)		0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.78		1.80	4.12

Total income (loss) from investment operations	1.59		1.86	4.22

Distributions to shareholders from:
Net investment income	(0.05)		(0.07)	—
Net realized gains	(1.54)		(0.61)	—

Total distributions	(1.59)		(0.68)	—

Redemption fees	—		—	—

Net asset value, end of period	$15.40		$15.40	$14.22

Total return (%)(c)(d)	10.56	*	13.46	42.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	7.29	**	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	2.70	**
Ratio of net investment income (loss) (%)	(2.44	)**	0.42	1.11	**
Portfolio turnover rate (%)	29	*	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.60		$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)		0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.67		1.90	4.19

Total income (loss) from investment operations	1.56		2.03	4.33

Distributions to shareholders from:
Net investment income	(0.15)		(0.15)	—
Net realized gains	(1.54)		(0.61)	—

Total distributions	(1.69)		(0.76)	—

Redemption fees	—		—	—

Net asset value, end of period	$15.47		$15.60	$14.33

Total return (%)(c)	10.28	*	14.62	43.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	9		8	7
Ratio of expenses before expense reductions (%)(d)	6.32	**	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	1.70	**
Ratio of net investment income (loss) (%)	(1.43	)**	0.94	1.62	**
Portfolio turnover rate (%)	29	*	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.37		$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.15		0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.11		0.69	1.76

Total income (loss) from investment operations	1.26		0.99	1.98

Distributions to shareholders from:
Net investment income	(0.13)		(0.25)	(0.13)
Net realized gains	(0.57)		(0.22)	—

Total distributions	(0.70)		(0.47)	(0.13)

Redemption fees	—		—	—

Net asset value, end of period	$12.93		$12.37	$11.85

Total return (%)(c)(d)	10.40	*	8.50	20.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	7.89	**	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	**	1.75	1.75	**
Ratio of net investment income (loss) (%)	2.35	**	2.55	2.94	**
Portfolio turnover rate (%)	21	*	39	33	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.43		$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10		0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.12		0.73	1.75

Total income (loss) from investment operations	1.22		0.90	1.93

Distributions to shareholders from:
Net investment income	(0.10)		(0.10)	(0.08)
Net realized gains	(0.57)		(0.22)	—

Total distributions	(0.67)		(0.32)	(0.08)

Redemption fees	—		—	—

Net asset value, end of period	$12.98		$12.43	$11.85

Total return (%)(c)(d)	9.96	*	7.61	19.41	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	8.73	**	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.28	**	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.50	**	1.46	2.37	**
Portfolio turnover rate (%)	21	*	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.36		$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14		0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.13		0.73	1.77

Total income (loss) from investment operations	1.27		1.01	2.01

Distributions to shareholders from:
Net investment income	(0.14)		(0.29)	(0.15)
Net realized gains	(0.57)		(0.22)	—

Total distributions	(0.71)		(0.51)	(0.15)

Redemption fees	—		—	—

Net asset value, end of period	$12.92		$12.36	$11.86

Total return (%)(c)	10.51	*	8.70	20.34	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7		7	6
Ratio of expenses before expense reductions (%)(d)	7.74	**	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.29	**	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.17	**	2.35	3.18	**
Portfolio turnover rate (%)	21	*	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.67		$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.40		2.23	5.67

Total income (loss) from investment operations	1.37		2.22	5.62

Distributions to shareholders from:
Net investment income	—		(0.09)	—
Net realized gains	(1.48)		(1.08)	—

Total distributions	(1.48)		(1.17)	—

Redemption fees	—		—	—

Net asset value, end of period	$16.56		$16.67	$15.62

Total return (%)(c)(d)	8.30	*	15.13	56.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	5.88	**	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.86	**	1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.41	)**	(0.10)	(0.45	)**
Portfolio turnover rate (%)	26	*	87	84	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.53		$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.11)		(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.41		2.22	5.45

Total income (loss) from investment operations	1.30		2.09	5.53

Distributions to shareholders from:
Net investment income	—		(0.01)	—
Net realized gains	(1.48)		(1.08)	—

Total distributions	(1.48)		(1.09)	—

Redemption fees	—		—	—

Net asset value, end of period	$16.35		$16.53	$15.53

Total return (%)(c)(d)	7.94	*	14.30	55.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	6.70	**	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.61	**	2.70	2.70	**
Ratio of net investment income (loss) (%)	(1.32	)**	(0.88)	0.79	**
Portfolio turnover rate (%)	26	*	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.73		$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.43		2.24	5.51

Total income (loss) from investment operations	1.40		2.26	5.65

Distributions to shareholders from:
Net investment income	—		(0.10)	—
Net realized gains	(1.48)		(1.08)	—

Total distributions	(1.48)		(1.18)	—

Redemption fees(b)	—	(e)	—	—

Net asset value, end of period	$16.65		$16.73	$15.65

Total return (%)(c)	8.46	*	15.40	56.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	11		9	8
Ratio of expenses before expense reductions (%)(d)	5.73	**	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.62	**	1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.37	)**	0.12	1.58	**
Portfolio turnover rate (%)	26	*	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

70	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.67		$12.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)		(0.08)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.70		0.35	2.70

Total income (loss) from investment operations	1.66		0.27	2.77

Distributions to shareholders from:
Net investment income	—		(0.07)	—
Net realized gains	(0.69)		(0.30)	—

Total distributions	(0.69)		(0.37)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.64		$12.67	$12.77

Total return (%)(c)(d)	13.38	*	2.16	27.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	7.33	**	9.21	14.68	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	1.85	**
Ratio of net investment income (loss) (%)	(0.59	)**	(0.63)	0.83	**
Portfolio turnover rate (%)	54	*	91	66	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.49		$12.70	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)		(0.17)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.69		0.34	2.69

Total income (loss) from investment operations	1.59		0.17	2.70

Distributions to shareholders from:
Net investment income	—		(0.08)	—
Net realized gains	(0.69)		(0.30)	—

Total distributions	(0.69)		(0.38)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.39		$12.49	$12.70

Total return (%)(c)(d)	13.00	*	1.39	27.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	8.16	**	9.80	15.43	**
Ratio of expenses after expense reductions (%)	2.60	**	2.60	2.60	**
Ratio of net investment income (loss) (%)	(1.57	)**	(1.39)	0.07	**
Portfolio turnover rate (%)	54	*	91	66	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.70		$12.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)		(0.05)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.74		0.36	2.70

Total income (loss) from investment operations	1.69		0.31	2.79

Distributions to shareholders from:
Net investment income	—		(0.10)	—
Net realized gains	(0.69)		(0.30)	—

Total distributions	(0.69)		(0.40)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.70		$12.70	$12.79

Total return (%)(c)	13.59	*	2.46	27.90	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7		7	6
Ratio of expenses before expense reductions (%)(d)	7.20	**	8.93	14.43	**
Ratio of expenses after expense reductions (%)	1.60	**	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.80	)**	(0.38)	1.07	**
Portfolio turnover rate (%)	54	*	91	66	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

72	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.55		$11.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	—	(g)	(0.16)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.31		1.07	1.51

Total income (loss) from investment operations	1.31		0.91	1.60

Distributions to shareholders from:
Net investment income	—		(0.01)	—
Net realized gains	(0.27)		—	—

Total distributions	(0.27)		(0.01)	—

Redemption fees(b)	—		0.05	—

Net asset value, end of period	$13.59		$12.55	$11.60

Total return (%)(c)(d)	10.50	*	8.24	16.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	7.64	**	8.91	20.75	**
Ratio of expenses after expense reductions (%)	1.71	**	1.75	2.01	**
Ratio of net investment income (loss) (%)	0.02	**	(1.32)	1.21	**
Portfolio turnover rate (%)	68	*	127	102	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.41		$11.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)		(0.02)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.29		0.86	1.50

Total income (loss) from investment operations	1.24		0.84	1.53

Distributions to shareholders from:
Net investment income	—		—	—
Net realized gains	(0.27)		—	—

Total distributions	(0.27)		—	—

Redemption fees(b)	—		0.04	—

Net asset value, end of period	$13.38		$12.41	$11.53

Total return (%)(c)(d)	10.05	*	7.63	15.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)	8.40	**	10.57	21.50	**
Ratio of expenses after expense reductions (%)	2.46	**	2.50	2.76	**
Ratio of net investment income (loss) (%)	(0.76	)**	(0.16)	0.43	**
Portfolio turnover rate (%)	68	*	127	102	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.59		$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02		0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.31		0.86	1.51

Total income (loss) from investment operations	1.33		0.96	1.62

Distributions to shareholders from:
Net investment income	(0.10)		(0.03)	—
Net realized gains	(0.27)		—	—

Total distributions	(0.37)		(0.03)	—

Redemption fees(b)	—		0.04	—

Net asset value, end of period	$13.55		$12.59	$11.62

Total return (%)(c)	10.69	*	8.64	16.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7		6	6
Ratio of expenses before expense reductions (%)(d)	7.43	**	9.57	20.50	**
Ratio of expenses after expense reductions (%)	1.46	**	1.50	1.76	**
Ratio of net investment income (loss) (%)	0.25	**	0.84	1.45	**
Portfolio turnover rate (%)	68	*	127	102	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

74	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.59		$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.22		0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.18		0.35	2.90

Total income (loss) from investment operations	1.40		0.44	2.95

Distributions to shareholders from:
Net investment income	(0.23)		(0.18)	—
Net realized gains	(0.80)		(0.62)	—

Total distributions	(1.03)		(0.80)	—

Redemption fees	—		—	—

Net asset value, end of period	$12.96		$12.59	$12.95

Total return (%)(c)(d)	11.44	*	3.50	29.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)(g)	6.99	**	9.56	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.65	**	1.75	1.75	**
Ratio of net investment income (loss) (%)	3.40	**	0.75	0.64	**
Portfolio turnover rate (%)	53	*	69	48	*
Class C	Period Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.51		$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11		0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.24		0.25	2.89

Total income (loss) from investment operations	1.35		0.39	2.88

Distributions to shareholders from:
Net investment income	(0.21)		(0.14)	—
Net realized gains	(0.80)		(0.62)	—

Total distributions	(1.01)		(0.76)	—

Redemption fees	—		—	—

Net asset value, end of period	$12.85		$12.51	$12.88

Total return (%)(c)(d)	11.05	*	3.10	28.80	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—		—	—
Ratio of expenses before expense reductions (%)(f)(g)	7.91	**	9.80	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.40	**	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.75	**	1.19	(0.11	)**
Portfolio turnover rate (%)	53	*	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2011 (unaudited)		Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.66		$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.19		0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.24		0.26	2.90

Total income (loss) from investment operations	1.43		0.52	2.97

Distributions to shareholders from:
Net investment income	(0.24)		(0.21)	—
Net realized gains	(0.80)		(0.62)	—

Total distributions	(1.04)		(0.83)	—

Redemption fees	—		—	—

Net asset value, end of period	$13.05		$12.66	$12.97

Total return (%)(c)	11.59	*	4.13	29.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8		7	6
Ratio of expenses before expense reductions (%)(d)(e)	6.89	**	8.84	14.78	**
Ratio of expenses after expense reductions (%)(e)	1.42	**	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.86	**	2.18	0.89	**
Portfolio turnover rate (%)	53	*	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

March 31, 2011 (Unaudited)

A. Organization

Nomura Partners Funds, Inc. (formerly, The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following nine series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund and Greater China Fund which are non-diversified.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares.

The investment objective of each of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of asset and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

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Nomura Partners Funds, Inc.

March 31, 2011 (Unaudited)

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Corporation’s Fair Value Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s NAV are subject to review, approval or ratification by the Board. Securities for which fair valuation has been applied at March 31, 2011 are annotated within the Schedules of Investments.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that Fair Value Procedures will prevent dilution of a Fund’s NAV by short term traders.

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March 31, 2011 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. At March 31, 2011, securities valued at $90,666,934 and $768,593 were transferred from Level 1 to Level 2 pursuant to the Fund’s Fair Value Procedures for The Japan Fund and Global Equity Income Fund, respectively. There were no significant transfers between Level 1, 2, or 3 as of March 31, 2011, based on the valuation input Levels on September 30, 2010 for Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Fund and International Equity Fund.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes, which function similar to American Depositary Receipts (“ADRs”) except that non-U.S.-based brokerages, rather than U.S. banks, are depositories for non-U.S.-based securities on behalf of foreign investors. Non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to foreign investors. Any dividends and capital gains collected from the underlying

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March 31, 2011 (Unaudited)

securities are remitted to the foreign investor. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based brokerage’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts as hedges against specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal tax purposes. As of March 31, 2011, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Corporation identifies its major tax jurisdictions as United State of America, the State of Maryland and

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March 31, 2011 (Unaudited)

foreign jurisdictions where the Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time. Prior to December 26, 2008, a shareholder who redeemed Class S shares of The Japan Fund within six months of purchase incurred a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions.

Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as realized gains of the Funds. Under these arrangements, the Funds did not receive any commission recapture for the period ended March 31, 2011.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the period ended March 31, 2011, were as follows:

Fund	Purchases	Sales
The Japan Fund	$56,828,790	$69,796,962
Asia Pacific ex Japan Fund	6,383,286	2,277,187
India Fund	3,317,799	2,736,065
Greater China Fund	2,699,651	2,557,810
Global Equity Income Fund	1,955,759	1,473,218
Global Emerging Markets Fund	3,557,740	2,581,138
Global Alpha Equity Fund	3,638,408	3,691,941
International Growth Equity Fund	4,522,447	4,557,941
International Equity Fund	4,266,805	3,857,920

D. Affiliated Holdings

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A. Inc. (“NAM USA”) or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the period ended March 31, 2011 were as follows:

Affiliated Fund Name	Balance of Shares Held 10/01/10	Gross Additions	Gross Reductions	Balance of Shares Held 03/31/11	Fair Value at 03/31/11	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	129,638	$1,171,207	$530,000	202,608	$2,028,109	$6,207	$47,650
Asia Pacific ex Japan Fund	70,621	103,013	668,210	35,276	535,135	103,013	4,361

Total	200,259	$1,274,220	$1,198,210	237,884	$2,563,244	$109,220	$52,011

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March 31, 2011 (Unaudited)

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Services Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and officers of the Corporation.

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund*	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on the Fund’s average daily net assets in excess of $2 billion.
Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.
International Growth Equity Fund	1.05% on the first $1 billion; 0.95% on the next $1 billion; and 0.85% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85% on the Fund’s average daily net assets.

*	The calculation of the Fund’s average daily net assets for the purpose of determining the Advisory Fee excludes assets invested in other Funds that are series of the Corporation.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

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March 31, 2011 (Unaudited)

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
Global Alpha Equity Fund	Martin Currie
International Growth Equity Fund	McKinley Capital Management, LLC (“McKinley Capital”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation under the Distribution Agreements for distribution of Fund shares. Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

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For the period ended March 31, 2011, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the period ended March 31, 2011, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds. The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Certain officers or employees of FCS and FMS are also officers of the Funds. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

Directors’ and Officers’ Fees and Expenses. As of March 31, 2011, retainer and meeting fees were as follows:

Quarterly Retainer for each Director	$6,750
Additional Quarterly Retainer for the Chairman of the Board	16,750	(1)
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	750
Quarterly Regular Board Meeting Fee	3,000
Special Non-Quarterly Board Meeting Fee	1,500
Dinner, Audit Committee, Executive Committee and IOC Committee Meeting Fees	1,500
Fair Valuation Committee Meeting Fee	250

(1)	On February 2, 2011, the Board approved a quarterly retainer increase of $6,250 for the Chairman of the Board for the six month period February 1, 2011 through July 31, 2011.

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.25% for Global Equity Income Fund; 1.60% for Global Emerging Markets Fund; 1.60% for Global Alpha Equity Fund; 1.45% for International Growth Equity Fund; and 1.40% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2012 (“Expense Cap Agreements”). Prior to November 1, 2010, NAM USA had contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized

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basis, to 1.60% for The Japan Fund; 1.60% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.50% for Global Equity Income Fund; 1.70% for Global Emerging Markets Fund; 1.60% for Global Alpha Equity Fund; 1.50% for International Growth Equity Fund; and 1.50% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund.

NAM USA had contractually agreed to waive 0.10% of The Japan Fund’s investment advisory fee until November 1, 2010. This amounted to $15,039 for the period ended March 31, 2011. This amount is not subject to the expense recapture provision described below.

During the period the Funds’ Administrator, Custodian and FMS have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time.

For the period ended March 31, 2011 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$15,039	$24,505	$39,544
Asia Pacific ex Japan Fund	196,713	35,964	232,677
India Fund	211,140	35,767	246,907
Greater China Fund	171,639	35,560	207,199
Global Equity Income Fund	194,870	35,343	230,213
Global Emerging Markets Fund	169,212	35,676	204,888
Global Alpha Equity Fund	161,845	35,331	197,176
International Growth Equity Fund	166,676	35,299	201,975
International Equity Fund	165,901	35,368	201,269

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. Since becoming the Advisor to each of the Funds, and through March 31, 2011, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,		Expires March 31, 2014	Total Amount Eligible for Recoupment
Fund	2012	2013
The Japan Fund	$251,392	$319,783	$—	$571,175
Asia Pacific ex Japan Fund	483,443	448,200	196,713	1,128,356
India Fund	477,498	430,138	211,140	1,118,776
Greater China Fund	464,618	417,924	171,639	1,054,181
Global Equity Income Fund	481,429	446,528	194,870	1,122,827
Global Emerging Markets Fund	456,089	404,072	169,212	1,029,373
Global Alpha Equity Fund	440,054	389,878	161,845	991,777
International Growth Equity Fund	626,925	408,808	166,676	1,202,409
International Equity Fund	441,583	392,010	165,901	999,494

During the period ended March 31, 2011 NAM USA recaptured $8,259 from The Japan Fund in previously reimbursed fees.

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G. Federal Income Tax Information

During the year ended September 30, 2010, the tax character of distributions made by the Funds were as follows:

	Year/Period Ended September 30, 2010			Year/Period Ended September 30, 2009
Fund	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$1,373,869	$—	$1,373,869	$548,623	$—	$548,623
Asia Pacific ex Japan Fund	894,230	—	894,230	—	—	—
India Fund	2,491,712	—	2,491,712	—	—	—
Greater China Fund	383,705	—	383,705	—	—	—
Global Equity Income Fund	261,957	—	261,957	75,052	—	75,052
Global Emerging Markets Fund	598,432	—	598,432	—	—	—
Global Alpha Equity Fund	200,780	—	200,780	—	—	—
International Growth Equity Fund	16,401	—	16,401	—	—	—
International Equity Fund	412,954	—	412,954	—	—	—

The components of distributable earnings for the Funds as of September 30, 2010 are listed below:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Currency Loss Deferral	Total
The Japan Fund	$367,181	$—	$23,414,288	$(67,228,929)	$—	$(43,447,460)
Asia Pacific ex Japan Fund	626,187	1,031,841	1,703,083	—	—	3,361,111
India Fund	555,304	381,916	2,231,493	—	—	3,168,713
Greater China Fund	142,016	746,916	1,946,325	—	—	2,835,257
Global Equity Income Fund	150,325	188,615	867,222	—	—	1,206,162
Global Emerging Markets Fund	366,746	424,194	2,674,694	—	(17,901)	3,447,733
Global Alpha Equity Fund	59,681	297,590	996,036	—	(1,480)	1,351,827
International Growth Equity Fund	47,879	79,982	1,076,418	—	—	1,204,279
International Equity Fund	216,059	174,384	952,882	—	—	1,343,325

*	Includes unrealized appreciation/depreciation on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The following summarizes the capital loss carryforwards as of September 30, 2010 for the Funds. These capital loss carryforwards are available to offset future gains.

Fund	Expiring in Fiscal Year	Amount
The Japan Fund	2017	$14,217,442
	2018	53,011,487

Total		$67,228,929

During the year ended September 30, 2010, the International Growth Equity Fund utilized its remaining capital loss carryforward of $159,063 and The Japan Fund had a capital loss carryforward of $21,637,803 expire unused.

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The cost of investments for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) at March 31, 2011 consists of:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$32,302,705	$(2,861,292)	$29,441,413	$143,282,370
Asia Pacific ex Japan Fund	2,398,471	(237,274)	2,161,197	12,711,613
India Fund	2,277,035	(200,396)	2,076,639	9,000,598
Greater China Fund	2,615,929	(159,997)	2,455,932	6,901,926
Global Equity Income Fund	1,305,229	(96,718)	1,208,511	6,333,823
Global Emerging Markets Fund	3,088,010	(142,516)	2,945,494	8,174,107
Global Alpha Equity Fund	1,425,444	(88,259)	1,337,185	6,244,086
International Growth Equity Fund	1,291,448	(82,100)	1,209,348	5,697,836
International Equity Fund	1,208,615	(47,022)	1,161,593	6,639,967

*	Does not include unrealized appreciation/depreciation on currency.

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one

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underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Please refer to the prospectus for a complete description of risks associated with the Funds.

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of March 31, 2011:

	The Japan Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	147,981	1,465,069	90,452	810,970
Class C	62,075	598,185	4,798	45,000
Class I	154,313	1,487,999	2,769	26,130
Class S	93,697	953,112	168,107	1,540,986
Shares reinvested
Class A	166	1,712	—	—
Class C	—	—	—	—
Class I	610	6,286	1,138	10,289
Class S	28,895	300,805	127,005	1,158,618
Shares redeemed
Class A	(13,627)	(138,783)	(5,269)	(50,865)
Class C	(2,069)	(19,752)	—	—
Class I	(49,533)	(530,000)	(35,189)	(311,539)
Class S	(1,627,689)	(16,409,162)	(2,720,310)	(24,923,495)
Redemption fees
Class A	—	160	—	—
Class C	—	—	—	—
Class I	—	—	—	7
Class S	—	21	—	1,075

Net increase (decrease) from Capital Transactions	(1,205,181)	(12,284,348)	(2,366,499)	(21,692,824)

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	Asia Pacific ex Japan Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	204,318	3,217,855	29,449	476,795
Class C	98,524	1,563,069	7,351	118,988
Class I	30,667	459,571	48,750	775,000
Shares reinvested
Class A	6,805	101,592	75	1,092
Class C	2,220	32,806	37	537
Class I	83,410	1,251,976	55,750	813,955
Shares redeemed
Class A	(5,131)	(74,594)	(665)	(9,594)
Class C	(7,307)	(112,431)	(1)	(10)
Class I	(44,278)	(698,060)	(34,999)	(460,237)
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	88

Net increase (decrease) from Capital Transactions	369,228	5,741,784	105,747	1,716,614

	India Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	18,033	253,486	4,269	60,269
Class C	36,702	486,873	—	—
Class I	38,162	562,242	3,377	47,000
Shares reinvested
Class A	428	6,049	164	2,153
Class C	130	1,810	108	1,409
Class I	63,504	903,658	188,782	2,488,150
Shares redeemed
Class A	(1,384)	(19,362)	(1,784)	(24,001)
Class C	(167)	(2,067)	—	—
Class I	(1,335)	(18,028)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	154,073	2,174,661	194,916	2,574,980

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	Greater China Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	12,262	195,320	3,339	49,886
Class C	728	11,749	827	12,348
Class I	4,378	65,000	—	—
Shares reinvested
Class A	609	9,139	139	1,998
Class C	124	1,857	18	257
Class I	59,012	889,306	26,435	381,450
Shares redeemed
Class A	(5)	(90)	—	—
Class C	(729)	(10,679)	(49)	(654)
Class I	(933)	(13,614)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	75,446	1,147,988	30,709	445,285

	Global Equity Income Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	23,085	298,908	651	7,829
Class C	3,142	40,408	1,022	12,495
Class I	1,076	13,549	—	—
Shares reinvested
Class A	43	536	11	131
Class C	56	709	7	84
Class I	30,248	377,636	21,852	261,742
Shares redeemed
Class A	(2,336)	(30,208)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	55,314	701,538	23,543	282,281

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	Global Emerging Markets Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	9,192	150,070	2,344	35,631
Class C	979	15,500	—	—
Class I	69,944	1,143,310	—	—
Shares reinvested
Class A	463	7,539	26	395
Class C	103	1,661	65	969
Class I	48,842	799,059	39,759	594,000
Shares redeemed
Class A	(189)	(2,923)	(2,974)	(45,666)
Class C	(191)	(3,021)	—	—
Class I	(220)	(3,564)	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	31	—	—

Net increase (decrease) from Capital Transactions	128,923	2,107,662	39,220	585,329

	Global Alpha Equity Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	259	3,496	—	—
Class C	6,118	79,979	2,572	32,135
Class I	—	—	—	—
Shares reinvested
Class A	6	71	3	37
Class C	19	254	11	137
Class I	27,325	355,222	15,936	200,001
Shares redeemed
Class A	—	—	—	—
Class C	—	—	(1)	(8)
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	33,727	439,022	18,521	232,302

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	International Growth Equity Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	—	—	77,691	983,771
Class C	—	—	—	—
Class I	—	—	—	—
Shares reinvested
Class A	2	28	—	—
Class C	7	98	—	—
Class I	13,883	185,340	1,326	16,401
Shares redeemed
Class A	—	—	(77,691)	(909,767)
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	171
Class C	—	—	—	13
Class I	—	—	—	17,962

Net increase (decrease) from Capital Transactions	13,892	185,466	1,326	108,551

	International Equity Fund
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	7,046	93,503	1,041	12,062
Class C	15,397	202,453	—	—
Class I	—	—	—	—
Shares reinvested
Class A	9	109	6	79
Class C	31	386	23	274
Class I	44,042	551,410	33,382	412,601
Shares redeemed
Class A	—	—	(1,041)	(12,333)
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	66,525	847,861	33,411	412,683

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J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds Rate plus 1.25% or the LIBOR rate plus 1.25%. During the period ended March 31, 2011, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

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Other Information (Unaudited)

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period*	Annualized Expense Ratios*
The Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,083.90	$9.61	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%

Class C
Actual Fund Return	$1,000.00	$1,080.80	$13.44	2.59%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.02	12.99	2.59%

Class I
Actual Fund Return	$1,000.00	$1,086.50	$8.32	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%

Class S
Actual Fund Return	$1,000.00	$1,085.70	$8.68	1.67%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.60	8.40	1.67%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period*	Annualized Expense Ratios*

Asia Pacific ex Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,053.60	$9.01	1.76%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.16	8.85	1.76%

Class C
Actual Fund Return	$1,000.00	$1,050.30	$12.78	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.47	12.54	2.50%

Class I
Actual Fund Return	$1,000.00	$1,055.10	$7.79	1.52%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.35	7.64	1.52%

India Fund
Class A
Actual Fund Return	$1,000.00	$973.10	$9.59	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%

Class C
Actual Fund Return	$1,000.00	$969.20	$13.26	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%

Class I
Actual Fund Return	$1,000.00	$973.90	$8.37	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,101.57	$10.22	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%

Class C
Actual Fund Return	$1,000.00	$1,105.57	$14.17	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%

Class I
Actual Fund Return	$1,000.00	$1,102.83	$8.91	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

96	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period*	Annualized Expense Ratios*

Global Equity Income Fund
Class A
Actual Fund Return	$1,000.00	$1,104.00	$7.87	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.45	7.54	1.50%

Class C
Actual Fund Return	$1,000.00	$1,099.60	$11.93	2.28%
Hypothetical Return (5% return before expenses)	1,000.00	1,013.56	11.45	2.28%

Class I
Actual Fund Return	$1,000.00	$1,105.10	$6.77	1.29%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.50	6.49	1.29%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,083.00	$9.66	1.86%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.66	9.35	1.86%

Class C
Actual Fund Return	$1,000.00	$1,079.40	$13.53	2.61%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.92	13.09	2.61%

Class I
Actual Fund Return	$1,000.00	$1,084.60	$8.42	1.62%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.85	8.15	1.62%

Global Alpha Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,133.80	$9.84	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%

Class C
Actual Fund Return	$1,000.00	$1,130.00	$13.81	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.97	13.04	2.60%

Class I
Actual Fund Return	$1,000.00	$1,135.90	$8.52	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	97

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period*	Annualized Expense Ratios*

International Growth Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,105.00	$8.97	1.71%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.40	8.60	1.71%

Class C
Actual Fund Return	$1,000.00	$1,100.50	$12.88	2.46%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.67	12.34	2.46%

Class I
Actual Fund Return	$1,000.00	$1,106.90	$7.67	1.46%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.65	7.34	1.46%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,114.40	$8.70	1.65	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,016.70	8.30	1.65	%**

Class C
Actual Fund Return	$1,000.00	$1,110.50	$12.63	2.40	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,012.96	12.04	2.40	%**

Class I
Actual Fund Return	$1,000.00	$1,115.90	$7.49	1.42	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,017.85	7.14	1.42	%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

98	:	www.NomuraPartnersFunds.com : 1.800.535.2726

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $324.9 billion in assets under management as of March 31, 2011.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Two World Financial Center Building B, 18th Floor New York, NY 10281	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com

NOM-SR-001-0311

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ Richard J. Berthy
Richard J. Berthy Principal Executive Officer

Date: June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Richard J. Berthy
Richard J. Berthy Principal Executive Officer

Date: June 2, 2011

By (Signature and Title):	/s/ Trudance L. C. Bakke
Trudance L.C. Bakke Treasurer and Principal Financial Officer

Date: June 2, 2011